                                                                      EXHIBIT 99


Term Sheets

------------------------------------------------------------------------------




                  [NationsBanc Montgomery Securities LLC Logo]








CMBS NEW ISSUE TERM SHEET


NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1998-2
Class A, B, C, D, E, & X Certificates
$1,399,564,622 (approximate)


OCTOBER 1998







                      NATIONSBANC MONTGOMERY SECURITIES LLC

===============================================================================

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1998-2
Class A, B, C, D, E, & X Certificates
$1,399,564,622 (approximate)



STRUCTURE OVERVIEW

OFFERED CERTIFICATES


         EXPECTED RATINGS                                                                        ASSUMED FINAL
         ----------------  APPROX.      APPROX.        APPROX.         AVERAGE     PRINCIPAL     DISTRIBUTION
CLASS     (MOODY'S/S&P)    SIZE       % OF TOTAL    CREDIT SUPPORT     LIFE(1)     WINDOW(1)        DATE(1)
----------------------------------------------------------------------------------------------------------------
 A-1     Aaa/AAA    $ 429,503,407        27.15%       30.08%          5.49 yrs.  1 - 108 Mos.   November 20, 2007
 A-2     Aaa/AAA      676,635,062        42.77        30.08           9.43        108 - 116        July 20, 2008
  X      Aaa/AAAr   1,581,964,668(3)         -            -           8.86            -             May 20, 2023
  B       Aa2/AA       79,304,366         5.01        25.07           9.64        116 - 116        July 20, 2008
  C        A2/A        95,165,239         6.02        19.05           9.66        116 - 117      August 20, 2008
  D      Baa2/BBB      83,269,584         5.26        13.79           9.72        117 - 117      August 20, 2008
  E      NR/BBB-       35,686,964         2.26        11.53           9.75        117 - 120    November 20, 2008
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------


                   ANTICIPATED      PRICE
CLASS    COUPON     DOLLAR PRICE   THOUGHTS
--------------------------------------------
 A-1    Fixed Rate
 A-2    Fixed Rate
  X       VAR(IO)
  B    Fixed Rate(2)
  C    Fixed Rate(2)
  D    Fixed Rate(2)
  E    Fixed Rate(2)
---------------------------------------------


---------------------------------------




NON-OFFERED CERTIFICATES



       EXPECTED RATINGS                                                                           ASSUMED FINAL
       ----------------   APPROX.       APPROX.        APPROX.         AVERAGE    PRINCIPAL        DISTRIBUTION
CLASS   (MOODY'S/S&P)      SIZE       % OF TOTAL    CREDIT SUPPORT     LIFE(1)    WINDOW(1)           DATE(1)            COUPON
----------------------------------------------------------------------------------------------------------------------------------
  F         NR/BB         $87,234,802    5.51%          6.02%          12.18 yrs. 120 - 170 Mos. January 20, 2013       Fixed Rate
  G         NR/BB-         11,895,654    0.75           5.26           14.32        170 - 173      April 20, 2013       Fixed Rate
  H      Not offered       31,721,746    2.01           3.26           14.42        173 - 174        May 20, 2013       Fixed Rate
  J      Not offered        7,930,436    0.50           2.76           14.47        174 - 174        May 20, 2013       Fixed Rate
  K      Not offered       43,617,407    2.76           -              15.06        174 - 294        May 20, 2023       Fixed Rate
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

(1) As of the Commencement Date the Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming 0% CPR, no defaults, no extensions and no clean-up call (Class X was subject to a clean-up call for the purpose of calculating the Average Life).
(2) Capped at the weighted average Net Mortgage Rate.
(3) The Class X Certificates will accrue interest on a Notional Amount equal to 100% of the aggregate outstanding balance of the Classes of Sequential Pay Certificates.


THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1998-2
Class A, B, C, D, E, & X Certificates
$1,399,564,622 (approximate)



         STRUCTURE SCHEMATIC







                                    [CHART]

























THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1998-2
Class A, B, C, D, E, & X Certificates
$1,399,564,622 (approximate)

Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Preliminary Prospectus Supplement dated October , 1998.

         TRANSACTION TERMS

          ISSUE TYPE                    Sequential pay REMIC, Class A-1, A-2, B, C, D, E and X Certificates (the
                                        "Offered Certificates") offered publicly. All other Certificates privately placed to qualified institutional buyers or to accredited investors;

          COMMENCEMENT DATE             All bond characteristics are based on balances as of the Commencement Date,
                                        November 1, 1998;

          CUT-OFF DATE                  All mortgage loan characteristics are based on balances as of the Cut-off
                                        Date, September 1, 1998;

          MORTGAGE POOL                 The Mortgage Pool consists of 376 conventional, multifamily and commercial mortgage loans (the "Mortgage Loans"), with an aggregate
                                        Collateral Date Balance of $1,586,087,324 (the "Initial Pool Balance"),
                                        subject to a variance of plus or minus 5%. The Mortgage Loans are secured by 381 properties (the "Mortgaged Properties") located throughout 34 states and the District of Columbia;

          DEPOSITOR                     NationsLink Funding Corporation;

          LOAN SELLERS                  NationsBank, N.A. and Bank of America, NT&SA;

          UNDERWRITER                   NationsBanc Montgomery Securities LLC;

          TRUSTEE                       Norwest Bank Minnesota, National Association;

          MASTER SERVICER               Midland Loan Services, L.P.;

          SPECIAL SERVICER              Lennar Partners, Inc.;

          RATING AGENCIES               Standard & Poor's and Moody's Investor Service, Inc.

          DENOMINATIONS                 $10,000 minimum for Class A-1 and A-2 Certificates,
                                        $1,000,000 (notional) minimum for Class X Certificates and
                                        $100,000 minimum for all other Offered Certificates;

          DELIVERY DATE                 November 30, 1998;

          SETTLEMENT TERMS              Book-entry through DTC for all Offered Certificates;

          DISTRIBUTION DATE             To be made monthly on the 20th or on the next business day, commencing
                                        December 20, 1998;

          INTEREST DISTRIBUTIONS        Interest will be distributed on each Distribution Date in sequential order of
                                        Class designations with Classes A-1, A-2, and X ranking pari passu in entitlement to interest;

          PRINCIPAL DISTRIBUTIONS       Principal will be distributed on each Distribution Date to the most senior
                                        Class (i.e. the Class with the earliest alphabetical/numerical Class designation) of
                                        Sequential Pay Certificates outstanding, until such Class is retired. If, due to losses, the Certificate Balances of the Class B through K
                                        Certificates are reduced to zero, payments of principal to the Class A-1 and A-2 Certificates will be made pro rata;

===============================================================================

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1998-2
Class A, B, C, D, E, & X Certificates
$1,399,564,622 (approximate)


          LOSSES                          To be applied first to Class K, then to the next most subordinate class, etc.;

          PREPAYMENT PREMIUMS             To be distributed (i) first, to the holders of the Class X Certificates and to the holders of the Class A, B, C, D and E Certificates then entitled to principal up to an amount equal to, and pro rata in accordance with, the PV
                                          Yield Loss Amount for each such Class and (ii) to the extent of any remaining  portion, to the holders of the Class X Certificates, pro rata based on respective notional balances as of the preceding Distribution Date. See example provided herein;

          ADVANCES                        Subject to certain limitations, including, but not limited to, a recoverability determination, the Master Servicer will be required to advance certain principal, interest and servicing expenses. In the event that the Master
                                          Servicer fails to make such advances, the Trustee will be required to do so;

          APPRAISAL REDUCTIONS            If a Mortgage Loan becomes more than 90 days delinquent or a Mortgage Loan becomes
                                          REO or the Special Servicer materially modifies a Mortgage Loan, the Special
                                          Servicer will obtain an appraisal on the property. Advances of delinquent interest to the most subordinate class will be reduced to the extent of the interest on the Appraisal Reduction Amount. The Appraisal Reduction Amount will be equal to the difference between (a) the scheduled balance of the Mortgage Loan plus any unpaid advances outstanding and other amounts payable with respect thereto and (b) an amount equal to 90% of the appraisal value of the property;

          OPTIONAL CALL                   1.0% clean-up call, at the option of the Master Servicer or the majority holder of the Controlling Class;

          CONTROLLING CLASS               The most subordinate Class of Sequential Pay Certificates with an outstanding Certificate Balance at least equal to 25% of its initial
                                          Certificate Balance (or, if no such Class satisfies such criteria, the
                                          Class of Sequential Pay Certificates with the largest
                                          outstanding Certificate Balance);

          ERISA                           Classes A-1, A-2, and X are ERISA eligible;

          SMMEA                           The Class A and Class B Certificates will be "mortgage-related securities"
                                          for the purposes of SMMEA;

          ELECTRONIC REPORTING            Information will be provided for modeling on  Bloomberg, Trepp, Conquest, and Intex. Loan-level detail will be available through the Trustee's website;

          CONTACT                         NationsBanc Montgomery Securities LLC
                                          Commercial Mortgage Sales & Trading
                                          Ken Rivkin
                                          Bill Hale
                                          Geordie Walker
                                          (704) 388-1597

===============================================================================

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1998-2
Class A, B, C, D, E, & X Certificates
$1,399,564,622 (approximate)


Mortgage Pool Characteristics(1)
General Characteristics

---------------------------------------------------------------------
Initial Pool Balance                                   $1,586,087,324
Number of Mortgage Loans                                          376
Number of Mortgaged Properties                                    381
Average Cut-off Date Balance                             4,218,317.35
Weighted Average Mortgage Rate                                 7.245%
Weighted Average Remaining Term to Maturity                120 months
Weighted Average Underwriting DSCI                             1.48 x
Weighted Average Cut-off Date LTV Ratio                         70.8%
Weighted Average Remaining Lock-out Period                  88 months
=====================================================================

(1) Mortgage Pool as of Cut-off Date.


Property Type

                                                                                                        Weighted
                                     Number of         % of            Aggregate             % of        Average      Min/Max
                                      Mortgage       Mortgage        Cut-off Date        Initial Pool      U/W          U/W
Property Type                        Properties     Properties          Balance             Balance      DSCR(2)      DSCR(2)
------------------------------------------------------------------------------------------------------------------------------------
Multifamily                             146            38.3%        $  521,436,965           32.9%        1.47x      1.14/ 2.52 x
Retail                                   91            23.9            470,433,246           29.7         1.43       1.16/ 2.12
Office                                   47            12.3            225,938,371           14.2         1.53       1.34/ 3.03
Industrial                               42            11.0            190,099,252           12.0         1.42       1.27/ 2.42
Hotel                                    12             3.1             73,036,065            4.6         1.75       1.51/ 2.77
Mobile Home Park                         15             3.9             37,650,331            2.4         1.74       1.29/ 4.86
Health Care                              14             3.7             35,288,674            2.2         1.63       1.41/ 1.97
Mini Storage                              7             1.8             14,463,826            0.9         1.67       1.41/ 2.31
Franchise Restaurant                      6             1.6             12,356,956            0.8         1.21       1.20/ 1.21
Parking Garage                            1             0.3              5,383,638            0.3         1.36       1.36/ 1.36
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average                  381           100.0%         1,586,087,324          100.0%        1.48x      1.14/ 4.86 x
====================================================================================================================================

                                                                          Weighted
                                      Weighted             Min/Max         Average
                                       Average             COD LTV         Mortgage
Property Type                      COD LTV Ratio(3)        Ratio(3)          Rate
-------------------------------------------------------------------------------------
Multifamily                            73.8%             47.9/ 85.2%        7.099%
Retail                                 67.1              35.4/ 79.9         7.279
Office                                 72.0              35.9/ 79.2         7.244
Industrial                             75.8              49.7/ 82.8         7.207
Hotel                                  62.9              38.8/ 69.8         7.433
Mobile Home Park                       62.0              20.3/ 74.9         6.960
Health Care                            71.8              59.0/ 84.9         8.478
Mini Storage                           65.1              46.4/ 74.9         7.453
Franchise Restaurant                   68.7              63.4/ 84.1         8.600
Parking Garage                         69.9              69.9/ 69.9         7.490
-------------------------------------------------------------------------------------
Total/Weighted Average                 70.8%             20.3/ 85.2%        7.245%
=====================================================================================

(2) Underwriting ("U/W") DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(3) Cut-off Date ("COD") LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.






                                                   Weighted
                                                    Average
                               Unit               Loan Balance
Property Type                  Type                 Per Unit
----------------------------------------------------------------
Multifamily                     Units              $ 40,384.01
Retail                       Square Feet                 83.62
Office                       Square Feet                111.70
Industrial                   Square Feet                 40.68
Hotel                           Rooms                75,489.00                           [CHART]
Mobile Home                     Units                18,481.19
Health Care                     Beds                 32,572.55
Mini Storage                    Units                 2,423.10
Franchise Restaurant         Square Feet                476.98
Parking Garage               Square Feet                 33.28
=================================================================


===============================================================================

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1998-2
Class A, B, C, D, E, & X Certificates
$1,399,564,622 (approximate)

PROPERTY LOCATION

                                                                                             WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF       % OF         AGGREGATE         % OF          AVERAGE         AVERAGE        AVERAGE
                                MORTGAGE     MORTGAGED     CUT-OFF DATE    INITIAL POOL    UNDERWRITING    CUT-OFF DATE     MORTGAGE
LOCATION (STATE/COUNTY)        PROPERTIES    PROPERTIES       BALANCE         BALANCE        DSCR (1)      LTV RATIO (2)      RATE
------------------------------------------------------------------------------------------------------------------------------------
CA                                127          33.3%      $   435,659,576       27.5%           1.55x           68.3%         7.136%
  Los Angeles                      32           8.4        105,088,985.59        6.6            1.45            73.1          7.147
  Santa Clara                      14           3.7         59,232,757.06        3.7            1.61            64.1          7.138
  Alameda                          10           2.6         38,446,980.20        2.4            1.62            64.1          7.148
  San Diego                         9           2.4         30,083,802.66        1.9            1.65            63.5          7.201
  San Francisco                     5           1.3         24,508,260.21        1.5            1.58            56.5          7.225
  Madera                            2           0.5         22,496,197.24        1.4            1.41            76.2          7.003
  Orange                           10           2.6         20,392,382.35        1.3            1.55            68.8          7.316
  Riverside                         3           0.8         14,157,738.05        0.9            1.36            69.5          6.954
  San Mateo                         5           1.3         13,771,987.27        0.9            1.68            65.5          7.138
  Fresno                            5           1.3         13,476,542.50        0.8            1.54            73.6          6.848
  Other Counties                   32           8.4         94,003,942.90        5.9            1.58            69.3          7.134
NC                                 10           2.6           153,240,124        9.7            1.42            56.1          7.120
MD                                 10           2.6           119,168,943        7.5            1.35            78.5          7.268
FL                                 29           7.6           114,366,151        7.2            1.47            71.5          7.260
NJ                                  5           1.3            84,038,635        5.3            1.44            74.9          7.062
TX                                 32           8.4            81,155,037        5.1            1.43            73.6          8.122
WA                                 16           4.2            73,674,781        4.6            1.54            70.4          7.277
AZ                                 17           4.5            57,755,509        3.6            1.49            74.2          7.057
VA                                  9           2.4            57,232,752        3.6            1.54            73.4          7.416
LA                                  6           1.6            43,788,163        2.8            1.36            78.6          7.326
Other States                      120          31.5           366,007,653       23.1            1.49            74.0          7.249
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average            381         100.0%      $ 1,586,087,324      100.0%           1.48x           70.8%         7.245%
------------------------------------------------------------------------------------------------------------------------------------

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.

- The Mortgaged Properties are located throughout 34 states and the District of Columbia.

                                     [MAP]

===============================================================================

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1998-2
Class A, B, C, D, E, & X Certificates
$1,399,564,622 (approximate)

CUT-OFF DATE BALANCE

                                                                                    WEIGHTED      WEIGHTED     WEIGHTED
                           NUMBER OF    % OF         AGGREGATE          % OF         AVERAGE       AVERAGE      AVERAGE
                           MORTGAGE    MORTGAGE     CUT-OFF DATE    INITIAL POOL  UNDERWRITING  CUT-OFF DATE   MORTGAGE
CUT-OFF DATE BALANCE        LOANS       LOANS         BALANCE          BALANCE       DSCR(1)     LTV RATIO(2)    RATE
--------------------------------------------------------------------------------------------------------------------------
$386,353 to $999,999         50         13.3%      $   38,382,785      2.4%           1.67x        65.6%         7.651%
$1,000,000 to $1,999,999    119         31.6          172,592,265     10.9            1.58         69.7          7.411
$2,000,000 to $2,999,999     59         15.7          148,337,730      9.4            1.56         70.3          7.364
$3,000,000 to $3,999,999     55         14.6          193,868,663     12.2            1.52         70.0          7.388
$4,000,000 to $4,999,999     19          5.1           86,426,104      5.4            1.54         70.3          7.371
$5,000,000 to $7,499,999     28          7.4          168,887,343     10.6            1.52         72.3          7.226
$7,500,000 to $9,999,999     17          4.5          143,145,265      9.0            1.43         73.4          7.240
$10,000,000 to $14,999,999   10          2.7          119,772,634      7.6            1.42         74.2          7.172
$15,000,000 to $19,999,999    7          1.9          119,131,728      7.5            1.40         75.5          6.963
$20,000,000 to $29,999,999    8          2.1          207,612,356     13.1            1.40         75.6          7.156
$30,000,000 to $34,999,999    1          0.3           32,887,200      2.1            1.32         78.3          7.160
$35,000,000 to $74,317,972    3          0.8          155,043,252      9.8            1.42         57.0          7.032
---------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average      376        100.0%      $1,586,087,324    100.0%           1.48x        70.8%         7.245%
===========================================================================================================================

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.

 -  The average Cut-off Date Balance is $4,218,317.

UNDERWRITING DEBT SERVICE COVERAGE RATIO

                                                                                      WEIGHTED      WEIGHTED      WEIGHTED
                             NUMBER OF    % OF          AGGREGATE         % OF         AVERAGE       AVERAGE       AVERAGE
                             MORTGAGE    MORTGAGE     CUT-OFF DATE    INITIAL POOL  UNDERWRITING  CUT-OFF DATE    MORTGAGE
DEBT SERVICE COVERAGE RATIO    LOANS       LOANS         BALANCE         BALANCE       DSCR(1)     LTV RATIO(2)    RATE
--------------------------------------------------------------------------------------------------------------------------
1.14x to 1.19x                 3         0.8%         $  15,400,771        1.0%         1.16x            71.8%      8.114%
1.20x to 1.29x                12         3.2             54,511,666        3.4          1.26             72.7       7.832
1.30x to 1.34x                34         9.0            314,956,127       19.9          1.32             76.7       7.183
1.35x to 1.39x                48        12.8            248,958,650       15.7          1.37             76.0       7.170
1.40x to 1.49x                94        25.0            423,647,923       26.7          1.44             67.3       7.212
1.50x to 1.59x                64        17.0            201,019,345       12.7          1.54             72.3       7.167
1.60x to 1.69x                50        13.3            133,562,697        8.4          1.64             69.1       7.486
1.70x to 1.79x                33         8.8            112,466,123        7.1          1.74             65.2       7.202
1.80x to 1.89x                14         3.7             23,320,798        1.5          1.83             61.7       7.344
1.90x to 1.99x                 8         2.1             25,408,151        1.6          1.95             60.0       7.137
2.00x to 2.99x                14         3.7             30,488,691        1.9          2.23             51.5       7.098
3.00x to 4.86x                 2         0.5              2,346,383        0.1          4.08             26.9       7.150
---------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average       376       100.0%        $1,586,087,324      100.0%         1.48x            70.8%      7.245%
===========================================================================================================================

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.

 -  The weighted average Underwriting Debt Service Coverage Ratio is 1.48x.

================================================================================
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1998-2
Class A, B, C, D, E, & X Certificates
$1,399,564,622 (approximate)

Cut-off Date Loan-to-Value Ratio

                                                                                             WEIGHTED        WEIGHTED     WEIGHTED
                               NUMBER OF      % OF           AGGREGATE          % OF         AVERAGE         AVERAGE       AVERAGE
                               MORTGAGE      MORTGAGE      CUT-OFF DATE     INITIAL POOL   UNDERWRITING    CUT-OFF DATE   MORTGAGE
CUT-OFF DATE LTV RATIO           LOANS        LOANS           BALANCE          BALANCE        DSCR (1)     LTV RATIO (2)     RATE
------------------------------------------------------------------------------------------------------------------------------------
20.3% to 29.9%                       1          0.3%      $    1,348,235           0.1%           4.86x           20.3%       6.861%
30.0% to 49.9%                      15          4.0          108,189,752           6.8            1.67            38.3        7.119
50.0% to 59.9%                      33          8.8           81,620,873           5.1            1.71            55.5        7.268
60.0% to 64.9%                      35          9.3          109,109,524           6.9            1.56            62.8        7.344
65.0% to 69.9%                      65         17.3          234,750,855          14.8            1.52            68.2        7.333
70.0% to 74.9%                     128         34.0          365,684,266          23.1            1.49            73.5        7.396
75.0% to 79.9%                      89         23.7          628,095,603          39.6            1.38            78.3        7.108
80.0% to 85.19%                     10          2.7           57,288,216           3.6            1.45            82.7        7.442
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average             376        100.0%      $1,586,087,324         100.0%           1.48x           70.8%       7.245%
------------------------------------------------------------------------------------------------------------------------------------

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.
 -  The weighted average Cut-off Date LTV Ratio is 70.8%.

Maturity Date Loan-to-Value Ratio



                                                                                             WEIGHTED        WEIGHTED      WEIGHTED
                                NUMBER OF       % OF         AGGREGATE         % OF          AVERAGE         AVERAGE        AVERAGE
                                MORTGAGE      MORTGAGE     CUT-OFF DATE    INITIAL POOL    UNDERWRITING   MATURITY DATE    MORTGAGE
MATURITY DATE LTV RATIO          LOANS         LOANS          BALANCE         BALANCE        DSCR (1)      LTV RATIO (2)      RATE
------------------------------------------------------------------------------------------------------------------------------------
0% to 24.9%                         27          7.2%         $  132,486,002           8.4%          1.48x          0.8%       7.184%
25.0% to 49.9%                      43         11.4             149,512,656           9.4           1.70          45.2        7.523
50.0% to 59.9%                      99         26.3             342,268,648          21.6           1.54          56.0        7.300
60.0% to 64.9%                      71         18.9             242,121,685          15.3           1.49          62.2        7.224
65.0% to 69.9%                     101         26.9             489,979,835          30.9           1.42          67.5        7.162
70.0% to 74.9%                      33          8.8             221,584,978          14.0           1.37          71.6        7.203
75.0% to 75.96%                      2          0.5               8,133,520           0.5           1.54          75.8        7.597
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average             376        100.0%         $1,586,087,324         100.0%          1.48x         57.1%       7.245%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Maturity Date Balance to Appraisal Value.
 -  The weighted average Maturity Date Loan-to-Value Ratio is 57.1%.

===============================================================================

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1998-2
Class A, B, C, D, E, & X Certificates
$1,399,564,622 (approximate)

MORTGAGE RATE

                                                                                             WEIGHTED        WEIGHTED      WEIGHTED
                                NUMBER OF       % OF          AGGREGATE        % OF          AVERAGE         AVERAGE        AVERAGE
                                 MORTGAGE      MORTGAGE     CUT-OFF DATE    INITIAL POOL   UNDERWRITING    CUT-OFF DATE    MORTGAGE
MORTGAGE RATE                     LOANS         LOANS          BALANCE         BALANCE        DSCR (1)     LTV RATIO (2)     RATE
------------------------------------------------------------------------------------------------------------------------------------
6.640% TO 6.999%                     78          20.7%     $  406,674,496       25.6%           1.51x           72.0%        6.866%
7.000% to 7.249%                    121          32.2         702,024,638       44.3            1.46            70.2         7.102
7.250% to 7.499%                     66          17.6         202,965,127       12.8            1.53            70.4         7.359
7.500% to 7.749%                     44          11.7         107,540,865        6.8            1.50            71.3         7.616
7.750% to 7.999%                     28           7.4          58,692,800        3.7            1.46            68.7         7.846
8.000% to 8.499%                     13           3.5          37,160,932        2.3            1.50            71.3         8.252
8.500% to 8.999%                     11           2.9          42,767,801        2.7            1.26            73.1         8.740
9.000% to 9.499%                     14           3.7          26,873,632        1.7            1.56            70.8         9.157
9.500% to 9.830%                      1           0.3           1,387,033        0.1            1.40            67.7         9.830
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average              376         100.0%     $1,586,087,324      100.0%           1.48x           70.8%        7.245%
------------------------------------------------------------------------------------------------------------------------------------

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.

-   The weighted average Mortgage Rate is 7.245%.
-   The weighted average Administrative Fee Rate is 0.139%.
-   The weighted average Net Mortgage Rate is 7.106%.

ORIGINAL TERM TO MATURITY

                                                                                             WEIGHTED        WEIGHTED      WEIGHTED
                                NUMBER OF       % OF         AGGREGATE         % OF          AVERAGE         AVERAGE        AVERAGE
                                MORTGAGE      MORTGAGE     CUT-OFF DATE    INITIAL POOL   UNDERWRITING     CUT-OFF DATE    MORTGAGE
ORIGINAL TERM TO MATURITY        LOANS         LOANS          BALANCE         BALANCE        DSCR (1)      LTV RATIO (2)      RATE
------------------------------------------------------------------------------------------------------------------------------------
 84 Months                         17            4.5%      $  169,740,121       10.7%          1.44x           58.7%          7.104%
 96 Months                          1            0.3            3,994,626        0.3           1.72            55.5           6.769
110 Months                          1            0.3            4,030,359        0.3           1.42            69.5           9.100
113 Months                          1            0.3           26,009,898        1.6           1.63            68.4           7.430
116 Months                          1            0.3           39,751,581        2.5           1.33            79.3           7.100
120 Months                        305           81.1        1,103,604,323       69.6           1.51            71.9           7.212
121 Months                          1            0.3            2,327,432        0.1           1.38            72.7           7.330
124 Months                          1            0.3            4,594,455        0.3           1.42            79.9           7.130
144 Months                          3            0.8           36,531,653        2.3           1.34            77.6           7.566
168 Months                          1            0.3            5,800,000        0.4           1.18            66.1           7.285
180 Months                         39           10.4          175,126,800       11.0           1.41            73.0           7.484
216 Months                          1            0.3            5,449,267        0.3           1.27            68.1           7.146
240 Months                          3            0.8            7,186,134        0.5           1.35            67.9           7.620
300 Months                          1            0.3            1,940,675        0.1           1.31            74.6           7.259
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average            376          100.0%      $1,586,087,324      100.0%          1.48x           70.8%          7.245%
------------------------------------------------------------------------------------------------------------------------------------

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.

-   The weighted average Original Term To Maturity is 124 months.

===============================================================================

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1998-2
Class A, B, C, D, E, & X Certificates
$1,399,564,622 (approximate)

ORIGINAL AMORTIZATION TERM


                                                                                       WEIGHTED         WEIGHTED      WEIGHTED
                               NUMBER OF    % OF        AGGREGATE          % OF         AVERAGE          AVERAGE       AVERAGE
                                MORTGAGE   MORTGAGE   CUT-OFF DATE    INITIAL POOL   UNDERWRITING     CUT-OFF DATE    MORTGAGE
ORIGINAL AMORTIZATION TERM       LOANS      LOANS        BALANCE         BALANCE        DSCR(1)       LTV RATIO(2)      RATE
---------------------------------------------------------------------------------------------------------------------------------
 84 Months                          1         0.3%   $   74,317,972        4.7%           1.47x          35.4%          7.060%
120 Months                          3         0.8         4,467,169        0.3            1.70           42.4           7.438
156 Months                          1         0.3         5,800,000        0.4            1.18           66.1           7.285
180 Months                         16         4.3        31,976,550        2.0            1.46           59.8           7.337
216 Months                          1         0.3         5,449,267        0.3            1.27           68.1           7.146
224 Months                          1         0.3         1,791,184        0.1            1.20           84.1           8.600
233 Months                          1         0.3        26,009,898        1.6            1.63           68.4           7.430
240 Months                         15         4.0        41,034,184        2.6            1.50           66.3           7.799
264 Months                          1         0.3        18,473,776        1.2            1.33           66.0           6.955
270 Months                          2         0.5         1,746,235        0.1            1.34           74.6           7.660
276 Months                          1         0.3         7,270,651        0.5            1.45           69.2           7.020
290 Months                          1         0.3         4,030,359        0.3            1.42           69.5           9.100
300 Months                         88        23.4       225,743,429       14.2            1.62           67.9           7.629
360 Months                        244        64.9     1,137,976,650       71.7            1.46           74.5           7.150
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE            376       100.0%   $1,586,087,324      100.0%           1.48x          70.8%          7.245%
---------------------------------------------------------------------------------------------------------------------------------

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.

-   The weighted average Original Amortization Term is 326 months.


REMAINING TERM TO MATURITY

                                                                                       WEIGHTED         WEIGHTED      WEIGHTED
                               NUMBER OF    % OF        AGGREGATE          % OF         AVERAGE          AVERAGE       AVERAGE
                                MORTGAGE   MORTGAGE   CUT-OFF DATE    INITIAL POOL   UNDERWRITING     CUT-OFF DATE    MORTGAGE
REMAINING TERM TO MATURITY       LOANS      LOANS        BALANCE         BALANCE        DSCR(1)       LTV RATIO(2)       RATE
---------------------------------------------------------------------------------------------------------------------------------
69 months to 83 months              17       4.5%     $  169,740,121       10.7%         1.44x           58.7%           7.104%
84 months to 119 months            310      82.4       1,179,718,218       74.4          1.51            72.1            7.218
120 months to 179 months            44      11.7         222,052,908       14.0          1.39            73.7            7.485
180 months to 296 months             5       1.3          14,576,077        0.9          1.32            68.9            7.395
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE             376     100.0%     $1,586,087,324      100.0%         1.48x           70.8%           7.245%
---------------------------------------------------------------------------------------------------------------------------------

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.

-   The weighted average Seasoning is 4 months.
-   The weighted average Remaining Term to Maturity is 120 months.


===============================================================================

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1998-2
Class A, B, C, D, E, & X Certificates
$1,399,564,622 (approximate)

Mortgage Loan Originator

                                                                                              Weighted      Weighted     Weighted
                                        Number of     % of       Aggregate         % of        Average       Average      Average
                                         Mortgage   Mortgage   Cut-off Date  Initial Pool   Underwriting  Cut-off Date   Mortgage
Mortgage Loan Originator                  Loans      Loans        Balance        Balance       DSCR(1)    LTV Ratio(2)       Rate
------------------------------------------------------------------------------------------------------------------------------------
NationsBank, N.A.                         104        27.7%    $  670,905,440     42.3%          1.45x          69.8%        7.260%
Bank of America, NT&SA                    173        46.0        435,081,774     27.4           1.59           69.0         7.209
Berkshire Mortgage Finance Corporation     20         5.3        164,458,441     10.4           1.43           73.5         7.260
Washington Mortgage Financial Group        17         4.5         73,442,577      4.6           1.42           76.7         7.483
Bankers Mutual Mortgage, Inc.              12         3.2         66,309,496      4.2           1.37           71.1         7.026
Patrician Financial Company                11         2.9         63,566,361      4.0           1.41           74.8         7.447
ARCS Commercial                            11         2.9         46,504,981      2.9           1.44           74.2         6.940
First Security Bank, N.A.                  13         3.5         34,133,751      2.2           1.53           72.8         7.168
L.J. Melody & Company                      15         4.0         31,684,502      2.0           1.46           74.4         7.384
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average                    376       100.0%    $1,586,087,324    100.0%          1.48x          70.8%        7.245%
====================================================================================================================================

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.



Mortgage Loan Sub-Servicer


                                                                                              Weighted      Weighted      Weighted
                                        Number of     % of       Aggregate         % of        Average       Average       Average
                                         Mortgage   Mortgage   Cut-off Date   Initial Pool Underwriting   Cut-off Date    Mortgage
Mortgage Loan Sub-Servicer                Loans      Loans        Balance        Balance       DSCR(1)    LTV Ratio(2)       Rate
------------------------------------------------------------------------------------------------------------------------------------
Midland Loan Services, L.P.               105        27.9%    $  671,898,190     42.4%          1.45x          69.8%        7.261%
Bank of America, NT&SA                    173        46.0        435,081,774     27.4           1.59           69.0         7.209
Berkshire Mortgage Finance Corporation     20         5.3        164,458,441     10.4           1.43           73.5         7.260
Washington Mortgage Financial Group        17         4.5         73,442,577      4.6           1.42           76.7         7.483
Bankers Mutual Mortgage, Inc.              11         2.9         65,316,746      4.1           1.37           71.2         7.011
Patrician Financial Company                11         2.9         63,566,361      4.0           1.41           74.8         7.447
ARCS Commercial                            11         2.9         46,504,981      2.9           1.44           74.2         6.940
First Security Bank, N.A.                  13         3.5         34,133,751      2.2           1.53           72.8         7.168
L.J. Melody & Company                      15         4.0         31,684,502      2.0           1.46           74.4         7.384
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average                    376       100.0%    $1,586,087,324    100.0%          1.48x          70.8%        7.245%
====================================================================================================================================

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.

- EACH OF THE MORTGAGE LOANS WILL BE SUB-SERVICED BY ITS RESPECTIVE ORIGINATOR WITH THE EXCEPTION OF THE MORTGAGE LOANS THAT WERE ORIGINATED BY NATIONSBANK, N.A., WHICH WILL BE SUB-SERVICED BY MIDLAND LOAN SERVICES, L.P.




===============================================================================

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1998-2
Class A, B, C, D, E, & X Certificates
$1,399,564,622 (approximate)


PREPAYMENT PROVISIONS SUMMARY


ORIGINAL                  NUMBER OF      AGGREGATE         % OF
TERM TO                   MORTGAGE     CUT-OFF DATE    INITIAL POOL
MATURITY                    LOANS         BALANCE         BALANCE     PREPAYMENT PROVISION DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------------
 84 months                  9         $  109,446,239        6.9%      Lockout\Open(1)
 84 months                  7             57,711,405        3.6       Lockout\Yield Maintenance\Open
 84 months                  1              2,582,476        0.2       Lockout\Yield Maintenance\Percentage Penalty\Open
 96 months                  1              3,994,626        0.3       Lockout\Yield Maintenance\Open(1)
110 months                  1              4,030,359        0.3       Lockout\Yield Maintenance\Percentage Penalty\Open
113 months                  1             26,009,898        1.6       Lockout\Yield Maintenance\Open(1)
116 months                  1             39,751,581        2.5       Lockout\Open(1)
120 months                191            658,714,418       41.5       Lockout\Open(1)
120 months                 53            154,415,241        9.7       Lockout\Yield Maintenance\Open
120 months                 56            266,739,862       16.8       Lockout\Yield Maintenance\Open(1)
120 months                  5             23,734,801        1.5       Lockout\Yield Maintenance\Percentage Penalty\Open
121 months                  1              2,327,432        0.1       Lockout\Yield Maintenance\Open(1)
124 months                  1              4,594,455        0.3       Lockout\Yield Maintenance\Open(1)
144 months                  2              8,071,087        0.5       Lockout\Open(1)
144 months                  1             28,460,566        1.8       Lockout\Yield Maintenance\Open
168 months                  1              5,800,000        0.4       Lockout\Open(1)
180 months                 18            101,781,375        6.4       Lockout\Open(1)
180 months                 17             37,316,937        2.4       Lockout\Yield Maintenance\Open
180 months                  4             36,028,487        2.3       Lockout\Yield Maintenance\Open(1)
216 months                  1              5,449,267        0.3       Lockout\Open(1)
240 months                  3              7,186,134        0.5       Lockout\Open(1)
300 months                  1              1,940,675        0.1       Lockout\Open(1)
---------------------------------------------------------------------------------------------------------------------------------
Total                     376         $1,586,087,324      100.0%
---------------------------------------------------------------------------------------------------------------------------------

 -  Each of the Mortgage Loans is in a Lock-out Period as of the Cut-off
    Date.
 -  The weighted average remaining Lock-out Period is 88 months.
 - See Prepayment Premium Allocation herein for a description of allocation of Prepayment Premiums.

(1) These loans are subject to a Defeasance Option.

===============================================================================

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1998-2
CLASS A, B, C, D, E, & X CERTIFICATES
$1,399,564,622 (APPROXIMATE)


     PREPAYMENT PROVISION/REMAINING BALANCE ANALYSIS

                                                                              PERIOD
                        ------------------------------------------------------------------------------------

PREPAYMENT PROVISION      9/98       9/99       9/00      9/01       9/02        9/03      9/04          9/05       9/06
------------------------------------------------------------------------------------------------------------------------
Locked Out/Defeasance    100.0%    100.0%      98.3%     92.2%      63.0%       62.8%      62.8%        62.5%      59.5%
Yield Maintenance          0.0       0.0        1.7       7.8       37.0        37.0       32.3         35.5       38.5
3%                         0.0       0.0        0.0       0.0        0.0         0.0        1.3         0.7         0.0
2%                         0.0       0.0        0.0       0.0        0.0         0.2        0.0         1.4         0.7
1%                         0.0       0.0        0.0       0.0        0.0         0.0        0.0         0.0         1.1
No Penalty                 0.0       0.0        0.0       0.0        0.0         0.0        3.6         0.0         0.2
------------------------------------------------------------------------------------------------------------------------
TOTAL                    100.0%    100.0%     100.0%     100.0%     100.0%     100.0%     100.0%      100.0%      100.0%
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES BALANCE  $1586.09  $1560.24   $1532.50   $1502.35   $1469.93   $1435.06   $1391.71    $1271.04    $1239.75

%INITIAL POOL BALANCE    100.0%     98.4%      96.6%      94.7%      92.7%      90.5%      87.7%       80.1%       78.2%
------------------------------------------------------------------------------------------------------------------------


                                     PERIOD
                          ----------------------------

PREPAYMENT PROVISION        9/07      9/08     9/13
------------------------------------------------------
Locked Out/Defeasance        61.7%      52.0%    100.00%
Yield Maintenance            27.8       45.9       0.00
3%                            0.0        0.0       0.00
2%                            0.0        0.0       0.00
1%                            0.7        0.0       0.00
No Penalty                    9.7        2.2       0.00
--------------------------------------------------------
TOTAL                       100.0%     100.0%     100.0%
--------------------------------------------------------
CERTIFICATES BALANCE     $1160.91    $186.50      $5.31

%INITIAL POOL BALANCE        73.2%      11.8%       0.3%
--------------------------------------------------------


================================================================================

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1998-2
Class A, B, C, D, E, & X Certificates
$1,399,564,622 (approximate)

         PREPAYMENT PREMIUM ALLOCATION

         Any Prepayment Premiums (whether in the form of a yield maintenance amount or a fixed prepayment premium) actually collected will be distributed as follows: (i) first, to the holders of the Class X Certificates and the holders of the respective Class or Classes of the Class A, B, C, D and E Certificates then entitled to receive principal, up to an amount equal to the corresponding PV Yield Loss Amount, pro rata in accordance with their respective entitlement; and (ii) then, to the extent of any remaining portion of such Prepayment Premiums, to the holders of the Class X Certificates, pro rata based on the Notional Amount of each such Class as of the preceding Distribution Date.

         ----------------------------------------------------------------------

           CHARACTERISTICS OF PREPAID MORTGAGE LOAN

           Original Balance                              $1,895,000  Date of Prepayment                                    10/1/01
           Mortgage Rate                                      7.91%  Balance at Prepayment                              $1,788,465
           Original Term to Maturity                     120 Months  Remaining Term at Prepayment                        72 Months
           Original Amortization Term                    300 Months  Prepayment Premium                                   $341,300
           Lock-out Period                                48 Months

           DISTRIBUTION TO CLASSES



                                                                            Class A-1           Class X
                                                                         ---------------- -------------------
           Prepaid Principal/Aggregate Notional Amount Reduction         $1,788,465(1)      $1,788,465(1)
           Reinvestment Treasury Term(2)                                      6.00 Years          21.58 Years
           Reinvestment Yield                                                 4.219%              4.666%
           Annuity Factor(3)                                                5.20502            13.42253
           Pass-Through Rate                                                  5.632%            1.04523%
           Lost Coupon Amount(4)                                         $    25,277        $    18,694
           PV Yield Loss Amount(5)                                       $   131,567        $   250,916
           Distributed Prepayment Premium (%)                                   34.4%              65.6%
           Distributed Prepayment Premium ($)                            $   117,401        $  $223,899
           -----------------------------------------------------------------------------------------------------


           -----------------------------------------------------------------------------------------------------


         (1) Aggregate notional balance reduction for Class X Certificates (100% of prepaid principal).
         (2) Number of months from related Distribution Date to Assumed Final Distribution Date for each such Class divided by 12.
         (3) Annuity Factor is calculated using the following formula:

                                                                 1-(1+T)n
                                                                ---------
                                                                    T

             where "n" is the reinvestment treasury term referenced above in (2), and "T" the Reinvestment Yield, as listed in the above chart.
         (4) Lost Coupon Amount is calculated in the following manner:
             for the Class A-1 Certificates (or other so entitled Class of Sequential Pay Certificates),

                                      (Pass-Through Rate - Reinvestment Yield) x Prepaid Principal

             and, for the Class X Certificates,

                                         Pass-Through Rate x Aggregate Notional Amount Reduction

         (5) PV Yield Loss Amount is equal to the product of the Annuity Factor and the Lost Coupon Amount for each such Class.

         Note: The previous scenario is intended to demonstrate the effects of simulated prepayments on a hypothetical loan, and may not be indicative of the actual collateral. In addition, the Pass-Through Rates above are hypothetical rates, and may differ from the actual Pass-Through Rates.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1998-2
Class A, B, C, D, E, & X Certificates
$1,399,564,622 (approximate)


SIGNIFICANT MORTGAGE LOANS

International Home Furnishing Center Loan

         The Loan: The Mortgage Loan (the "International Home Furnishing Center Loan"), which is secured by the first deed of trust on a specialty retail center (the "International Home Furnishing Center") in High Point, North Carolina, represents approximately 4.7% of the Initial Pool Balance. Originated on July 20, 1998, the International Home Furnishing Center Loan has a principal balance as of the Collateral Date of $74,317,972. The International Home Furnishing Center Loan was made to International Home Furnishing Center, Inc. (the "International Home Furnishing Center Borrower"), a single asset North Carolina Corporation which is owned by the Bassett Furniture Co. (41%), Jefferson Pilot Insurance (25%), the Randall B. Terry Investor Group (20%), and Furniture Brands International (14%).

         The International Home Furnishing Center Loan has a remaining term of 83 months and matures on August 1, 2005. The International Home Furnishing Center Loan may not be prepaid prior to, and including, March 31, 2005. However, the International Home Furnishing Center Loan is subject to Defeasance with United States Treasury obligations beginning two years from the Closing Date. The International Home Furnishing Center Loan may be prepaid without the payment of a prepayment penalty during the five (5) months preceding the maturity date. The International Home Furnishing Center Loan is a seven year self-liquidating loan.

         Additional terms and escrows for the International Home Furnishing Center Loan are set forth in Annex B of the Prospectus.

         The Property: The International Home Furnishing Center ("IHFC") is the largest of the showrooms in High Point, NC, the "Furniture Capital of the World". With 2,519,415 sf, the subject facility is much larger than the next largest showroom (approximately 400,000 square feet) and is the major component of High Point's seven million square feet of showroom space. Bi-annually, IHFC hosts the International Home Furnishings Market Show which attracts over 70,000 buyers. Constructed in phases, from 1921 through 1994, IHFC is composed of two buildings connected by an eight story enclosed and elevated walkway with building heights of ten and eleven stories. The basement area in the Market Building contains seven loading docks, a shop area, a cafeteria and a Press Center. The second building is located across Wrenn St. and is made up of five wings; Wrenn, Green, Commerce, Design Center and Hamilton. On the eleventh floor of the Green wing there is a large ballroom, a private club/restaurant with bar facilities and commercial kitchen facilities which are used for industry functions, weddings and business conventions.

         Debt Service Escrow: Tenants generally sign five year leases and pay their rent in semi-annual installments on May 1 and November 1. A debt service escrow has been established, funded initially with seven months of debt service, to mitigate any risk associated with the uneven flow of income.

         Property Management: The International Home Furnishing Center ("IHFC") has a full-time marketing and leasing staff, as well as, a building operations group which numbers year-round at 48 and increases to over 300 during show times.

===============================================================================

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1998-2
Class A, B, C, D, E, & X Certificates
$1,399,564,622 (approximate)


Operating History:


                                   1995                1996                1997             ORIGINATOR'S
                                  ACTUAL              ACTUAL              ACTUAL            UNDERWRITTEN
                                -----------         -----------         -----------         --------------
EGI ........................    $34,553,647         $33,918,360         $35,328,417         $30,910,638
Expenses ...................     11,326,006          10,363,450          10,045,835          10,801,178
                                -----------         -----------         -----------         -----------
NOI ........................    $23,227,641         $23,554,910         $25,282,582         $20,109,460

UW Cash Flow ...............    $23,227,641         $23,554,910         $25,282,582         $19,479,596
                                ===========         ===========         ===========         ===========

Occupancy ..................            100%                100%                100%              90.10%

DSCR Based on NOI...........           1.70x               1.72x               1.85x               1.47x

DSCR based on UW Cash
Flow .......................           1.70x               1.72x               1.85x               1.43x

Lease Expiration Schedule:

YEAR OF                                                SQUARE FEET                    PERCENTAGE OF NET RENTABLE
LOAN TERM                                                                                     SQUARE FEET
----------------------                        ------------------------------        --------------------------------
Vacant                                                             --                                 0.00%
Year 1.........                                               327,648                                13.00%
Year 2.........                                             1,337,992                                53.11%
Year 3.........                                               229,732                                 9.12%
Year 4.........                                               426,657                                16.93%
Year 5.........                                               172,240                                 6.84%
Year 7.........                                                11,708                                 0.46%


         Certain Environmental Conditions. The Phase I environmental assessment conducted in connection with the origination of the International Home Furnishings Center Loan recommended that a Phase II study also be conducted with respect to potential contamination of the related Mortgaged Property resulting from prior manufactoring activity conducted at the site and certain leaking underground storage tanks("LUSTs"). Due to the location of the improvements on the Mortgaged Property, the Phase II study has not been and is not expected to be conducted. With respect to environmental liabilities arising from prior manufactoring activities, the related borrower has obtained insurance. There can be no assurance that the amount of such insurance will be adequate to cover the liabilities, if any, ultimately associated with such prior activities. With respect to environmental liabilities arising from soil contamination present on the Mortgaged Property, no insurance has been obtained. However, the three LUSTs that were the source of the existing contamination have been removed, and the affected area of the Mortgaged Property is fully paved. In addition, the Mortgaged Property is connected to the municipal water supply.

The Gateway Center I and Gateway Center II Loans

         The Loans. Gateway Center I and Gateway Center II represent 1.7% and 2.5% of the Initial Pool Balance, respectively. Both loans were originated by the Seller on June 10, 1998. Gateway Center I has a principal balance as of the Collateral Date of $27,166,909, and Gateway Center II has a principal balance of $39,751,581. Both loans are secured by a first deed of trust on bulk warehouse facilities in Columbia, Maryland. The Gateway Center I loan was made to GCC A-40 Associates and the Gateway Center II was made to Parcel A-74 Associates, LLC. Both entities are single-asset, Delaware limited liability companies.

===============================================================================

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1998-2
Class A, B, C, D, E, & X Certificates
$1,399,564,622 (approximate)

         The Gateway I and II Loans have a remaining term of 118 and 114 months and mature on July 1, 2008 and March 1, 2008, respectively. The Gateway I and II Loans may not be prepaid before and including February 29, 2008 and October 31, 2007, respectively. Both loans are subject to Defeasance with U.S. Treasury obligations beginning two years from the Closing Date. During the final 5 months of the loan, the loan may be prepaid without consideration.

         Additional terms and escrows for the Gateway Center I and Gateway Center II loans are set forth in Annex B of the Prospectus.

         The Properties. Gateway Commerce Center I is composed of 739,153 sf of bulk warehouse and office space located along the I-95 corridor within the Baltimore MSA. The majority of net rentable square feet is bulk warehouse with ceiling clear height of 30' - 60' built upon 24" concrete slab. The remainder of the space is office space. The building was originally constructed in 1970 and fully renovated in 1994. Gateway I and II are situated upon a total of 82.1 acres which provides ample room for building expansion, trailer maneuverability, truck storage, and employee parking. Gateway Commerce Center I has three credit tenants which generate 58% of underwritten gross potential income and occupy 53% of net rentable square footage: Revlon ("B" credit rating), Giant Food Inc. (controlled by AHOLD USA, an "A" rated company), and Public Storage ("A-" credit rating).

         Gateway Commerce Center II includes two buildings, on the total site of
82.1 acres that together provide 1,251,103 sf of bulk warehouse and office space. Approximately, 1,212,103 sf of the net rentable square footage is bulk warehouse with ceiling clear height of 50' - 60', built upon 24" concrete slab. The balance of the space, approximately 39,000 sf, is office space. Gateway Commerce Center II was originally constructed in 1970 and fully renovated in 1994. The Gateway Commerce Center II Loan matures co-terminous with the Sears' lease term. Distribution access is achieved via more than 100 dock doors with levelers. Building Two, totaling 289,450 sf, includes 40,000 sf of freezer space (Simco/Jack & Jill - ice cream distributor), 39,000 sf of office space and 30 dock doors. Together, Sears (with S&P credit rating of "A-") and the United States Coast Guard generate 95.0% of underwritten gross potential income and occupy 90% of Gateway Commerce Center II's net rentable square footage.

         Property Management. The property is managed by the Penrose Group, an entity that is affiliated to the borrowing entity through common ownership and has over three million square feet under management. The Pritzker family, whose interests include real estate, Ticketmaster, Royal Caribbean Cruises, Hyatt retirement centers and New York's Grand Hyatt, will control the Borrower Principal. The Pritzker family holding company, H Group Holding, generates annual revenues exceeding $915 million. The Pritzker family's net worth exceeds $6 billion.


Operating History - Gateway Center I

                                    APPRAISER'S ESTIMATE                ORIGINATOR'S UNDERWRITTEN
                              --------------------------------     --------------------------------
EGI...........................                      $3,611,967                           $3,480,936
Expenses......................                         596,624                              585,605
                              --------------------------------     --------------------------------
NOI...........................                      $3,015,343                           $2,895,331

Cash Flow.....................                      $2,709,521                           $2,766,775
                              ================================     ================================

Occupancy.....................                            98.0%                                89.7%
DSCR based on NOI.............                            1.37x                                1.32x
DSCR based on Cash Flow.......                            1.24x                                1.26x

================================================================================
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1998-2
Class A, B, C, D, E, & X Certificates
$1,399,564,622 (approximate)

Note: Due to Gateway Center I's extensive renovations in 1996 and 1997, its financial history is limited.

Lease Expiration Schedule - Gateway Center I


YEAR OF                                                SQUARE FEET                    PERCENTAGE OF NET RENTABLE
LOAN TERM                                                                                     SQUARE FEET
----------------------------                   -----------------------------        --------------------------------
Vacant..........                                          48,000                                 6.49%
Year 5..........                                         366,003                                49.52%
Year 9..........                                         205,300                                27.78%
Year 10.........                                         119,850                                16.21%

Operating History - Gateway Center II


                                    1995                  1996                   1997               ORIGINATOR'S
                                   ACTUAL                ACTUAL                 ACTUAL              UNDERWRITTEN
                             -------------------    ------------------    -------------------    -------------------
EGI.............                     $4,232,888            $4,221,364             $4,474,287             $5,208,283
Expenses........                        946,269             1,165,184              1,270,918                953,303
                             -------------------    ------------------    -------------------    -------------------
NOI.............                     $3,286,619            $3,056,180             $3,203,369             $4,254,980

Cash Flow.......                     $3,286,619            $3,056,180             $3,203,369             $4,067,093
                             ===================    ==================    ===================    ===================

Occupancy........                          90.0%                100.0%                 100.0%                  94.8%
DSCR based on NOI......                    1.02x                 0.95x                  1.00x                  1.33x
DSCR based on Cash Flow..                  1.02x                 0.95x                  1.00x                  1.27x


  Lease Expiration Schedule - Gateway Center II

YEAR OF                                                SQUARE FEET                    PERCENTAGE OF NET RENTABLE
LOAN TERM                                                                                     SQUARE FEET
----------------------------                   -----------------------------        --------------------------------
Vacant............                                        39,000                                 3.12%
Year 5............                                       170,450                                13.62%
Year 10...........                                       961,653                                76.86%

The Journal Square Plaza II Loan

         The Loan. This Mortgage Loan (the "Journal Square Plaza II Loan") represents approximately 2.6% of the Initial Pool Balance and is secured by a first mortgage on a nine story, Class A office building (the "Journal Square Plaza II") located in Jersey City, New Jersey near Manhattan, New York. Originated on July 10, 1998, the Journal Square Plaza II Loan has a principal balance as of the Collateral Date of $40,973,700. The Journal Square Plaza II Loan was made to PHM Urban Renewal Associates, L.L.C., a single asset, special purpose New Jersey limited liability company (the "Journal Square Borrower") which is controlled by Hartz Mountain Industries, Inc.

         The Journal Square Plaza II Loan has a remaining term of 119 months and matures on August 1, 2008. The Journal Square Plaza II Loan may not be prepaid prior to, and including, April 1, 2008. However the Journal Square Plaza II Loan is subject to Defeasance with United States Treasury obligations beginning two years from the
================================================================================
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1998-2
Class A, B, C, D, E, & X Certificates
$1,399,564,622 (approximate)

Closing Date. The Journal Square Plaza II Loan may be prepaid without prepayment penalty from April 2, 2008 until the Maturity Date.

         Additional terms and escrows for the Journal Square Plaza II Loan are set forth in Annex B of the Prospectus.

         The Property. Journal Square Plaza II consists of a single, nine-story office building, and an adjacent multi-level parking garage containing 1,073 parking spaces, located on 2.4 acres in the central business district of Jersey City, New Jersey near downtown Manhattan. Built in 1987, and consisting of 275,614 net rentable square feet, the property was 100% occupied as of July 14, 1998. The four tenants which occupy the entire building include Automated Data Processing ("ADP"), Bank of New York, the United States General Services Administration and the Hudson County Improvement Authority. ADP("A1+" rated) occupies over 91% of the net rentable area. ADP has also invested approximately $40 to $50 million in their space on computer, electrical and telecommunications systems.

         ADP Rollover Escrow/Lockbox. The Lender will collect a monthly rollover reserve of $52,620 beginning February 1, 2003. In the event that ADP gives notice to vacate their premises at their option renewal notice date, January 1, 2007, which falls twelve months prior to the expiration date of the current lease term, the Lender shall have the right to implement a springing hard lockbox and the rollover reserve will increase to include all net cash flow generated by the property over and above normal operating expenses and debt service. This cash sweep will be utilized for leasing commissions, tenant improvements and debt service while the property is retenanted.

         Property Management. Journal Square Plaza II is managed by Hartz Mountain Industries, Inc., which currently has approximately 32 million square feet under management, and is the controlling member of the Journal Square Borrower.

Operating History:


                                 1995                1996                   1997            ORIGINATOR'S
                                ACTUAL              ACTUAL                 ACTUAL           UNDERWRITTEN
                           ----------------     ----------------    ----------------     ----------------
EGI...............             $6,093,286            $6,315,602          $6,295,913           $7,263,740
Expenses..........              1,421,704             1,455,527           1,482,372            2,636,845
                           ----------------     ----------------    ----------------     ----------------
NOI...............             $4,671,582            $4,860,075          $4,813,541           $4,626,895

UW Cash Flow......             $4,671,582            $4,860,075          $4,813,541           $4,232,451
                           ================     ================    ================     ================

Occupancy........                     NAV                   100%                100%               91.74%
DSCR Based on
NOI.............                     1.44x                 1.50x               1.48x                1.43x
DSCR based on Cash
Flow........                         1.44x                 1.50x               1.48x                1.30x

===============================================================================

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1998-2
Class A, B, C, D, E, & X Certificates
$1,399,564,622 (approximate)


Lease Expiration Schedule:

YEAR OF                                     SQUARE FEET    PERCENTAGE OF NET RENTABLE
LOAN TERM                                                       SQUARE FEET
-----------------------------------         ------------   --------------------------
Vacant ............................                   --            0.00%
Year 5 ............................               23,097            8.38%
Year 10 ...........................              249,704           90.60%

The Research Tri-Center North A and Research Tri-Center South B Loans

         The Loans. Research Tri-Center North A ("North A)" and Research Tri-Center South B ("South B") represent 1.7% and 0.8% of the Initial Pool Balance, respectively. Both loans were originated by the Seller on January 30, 1998. North A has a principal balance as of the Collateral Date of $26,617,153, and South B has a principal balance of $13,288,683. Both loans are secured by a first deed of trust on light industrial and flex facilities in Durham, North Carolina. The North A loan was made to Tri-Center (KMWMDLJ), LLC and the South B loan was made to Tri-Center (No. 4), LLC. Both entities are single-asset, Virginia limited liability companies. The Research Tri-Center North A and South B Loans are cross-collateralized and cross-defaulted with each other.

         The Tri-Center North A and South B Loans have a remaining term of 77 months and mature on February 1, 2005. Neither may be prepaid prior to January 31, 2001. From February 1, 2001 until July 31, 2004, the loan may be prepaid upon payment of a prepayment premium in the amount of the greater than 1% or the premium derived from a yield maintenance calculation. Subsequent to July 31, 2004, the loan may be prepaid without payment of a prepayment premium.

         Additional terms and escrows for the North A and South B loans are set forth in Annex B of the Prospectus.

         The Properties. Research Tri-Center North A is a 631,252 sf light industrial center built in phases between 1988 and 1990. The subject is comprised of 3 structures, North I, North III/IV and North V. North I is an 158,856 sf of office/flex space with Glaxo Wellcome as it's largest tenant. North III/IV is a 272,396 sf bulk distribution warehouse that is 100% leased to IBM. North V is a 200,000 sf light manufacturing facility that is 100% air conditioned and 100% leased to IBM. With IBM ("A" rated) and Glaxo Wellcome ("AA" rated) occupying 472,396 sf and 26,768 sf, North A, respectively, the property is 79.1% occupied by credit tenants. The property has excellent location adjacent to the Research Triangle Park with good access to major interchanges and I-40.

         Research Tri-Center South B is a 379,656 sf light industrial center located near Research Triangle Park in Durham, NC. The property includes three buildings, South IV and South VI, completed in 1997, and South VII, completed in 1998. South IV is a 84,600 sf bulk distribution center that is 100% leased to Road Packaging Systems (a subsidiary of Caliber Systems, "BBB+" rated). South VI is a 170,754 sf light manufacturing facility that is 100% air conditioned and 68% leased to Bell & Howell("BB" rated). South VII is a 124,302 sf bulk distribution warehouse that is 81% leased to Medline and Triangle Services.

         Property Management. North A and South B are managed by Craig Davis Properties, a leading management company in the Raleigh area with 3.5 million square feet under management.

===============================================================================

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1998-2
CLASS A, B, C, D, E, & X CERTIFICATES
$1,399,564,622 (APPROXIMATE)


Operating History - North A


                                1995                    1996                     1997                ORIGINATOR'S
                               ACTUAL                  ACTUAL                   ACTUAL               UNDERWRITTEN
                          ------------------      ------------------      --------------------    -------------------
EGI.............                 $3,851,687              $3,509,310                $3,723,902             $3,755,081
Expenses........                    900,679                 861,768                   884,223                882,320
                          ------------------      ------------------      --------------------    -------------------
NOI.............                 $2,951,008              $2,647,542                $2,839,679             $2,872,761

Cash Flow.......                 $2,731,811              $2,088,042                $2,786,316             $2,685,229
                          ==================      ==================      ====================    ===================

Occupancy.......                        NAV                     NAV                       NAV                  90.4%
DSCR based on NOI.....                 1.37X                   1.23X                     1.32X                 1.33X
DSCR based on Cash
Flow..................                 1.27X                   0.97X                     1.29X                 1.24X

Lease Expiration Schedule - North A

YEAR OF                                                SQUARE FEET                     PERCENTAGE OF NET RENTABLE
LOAN TERM                                                                                     SQUARE FEET
-------------------------                     ------------------------------        ---------------------------------
Vacant..........                                         97,603                                 15.46%
Year 1..........                                          8,717                                  1.38%
Year 3..........                                         52,536                                  8.32%
Year 4..........                                         272,396                                 43.15%
Year 6..........                                         200,000                                 31.68%

Operating History - South B

                                                  APPRAISER'S ESTIMATE                 ORIGINATOR'S UNDERWRITTEN
                                              ------------------------------        ---------------------------------
EGI......................                                        $2,108,904                               $1,998,831
Expenses.................                                           405,701                                  459,317
                                              ------------------------------        ---------------------------------
NOI......................                                        $1,703,203                               $1,539,514

Cash Flow................                                        $1,621,827                               $1,446,814
                                              ==============================        =================================

Occupancy...................                                           98.0%                                    90.3%
DSCR based on NOI...                                                   1.58X                                    1.43X
DSCR based on Cash Flow..                                              1.51X                                    1.34X

Note: Due to South B's construction in 1997 and 1998, its financial history is limited.

Lease Expiration Schedule - South B


YEAR OF                                                SQUARE FEET                     PERCENTAGE OF NET RENTABLE
LOAN TERM                                                                                     SQUARE FEET
---------------------                         ------------------------------        ---------------------------------
Vacant...........                                        23,441                                  6.17%
Year 1...........                                        38,925                                  10.25%
Year 3...........                                        38,710                                  10.20%
Year 5...........                                        62,151                                  16.37%
Year 6...........                                        84,600                                  22.28%

===============================================================================

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1998-2
CLASS A, B, C, D, E, & X CERTIFICATES
$1,399,564,622 (APPROXIMATE)


         Subordinate Financing. There is secondary financing of approximately $3,817,140 with a junior lien on Research Tri-Center North A. Similarly, there is secondary financing of approximately $1,908,576 with a junior lien on Research Tri-Center South B. In both scenarios, an "Agreement Concerning and Amendment of Additional Indebtedness" was executed by the lender, the borrower, and the holder of the additional, junior indebtedness. This document prohibits any payments (principal, interest or otherwise) on the additional, junior indebtedness except to the extent that operating income exceeds operating expenses, debt service and required escrows.

===============================================================================

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1998-2
CLASS A, B, C, D, E, & X CERTIFICATES
$1,399,564,622 (APPROXIMATE)


         PRICE/YIELD TABLES

         The tables set forth hereafter show the corporate bond equivalent yield, modified duration, weighted average life and the first Distribution Date and final Distribution Date on which principal or interest, as applicable, is to be paid with respect to the Classes of Offered Certificates under various scenarios and for a variety of purchase prices. Purchase prices are generally expressed in 32nds (i.e. 9-12 means 9 12/32) as a percentage of the related aggregate principal balance (the "Certificate Balance") of the relevant Class.

         The yields set forth in the following tables were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on each Class of Offered Certificates, would cause the discounted present value of such assumed stream of cash flows as of November 1, 1998 to equal the assumed purchase prices, plus accrued interest at the applicable pass-through rate from and including the Commencement Date to but excluding the Delivery Date, and converting such monthly rates to semi-annual corporate bond equivalent rates. Assumed cash flows were determined based on actual loan terms, the coupons set forth in each table, and the assumptions as to prepayments, extensions and receipts of prepayment premiums set forth in each table, and to the extent not inconsistent herewith, based on the Maturity Assumptions as defined in the preliminary prospectus dated October , 1998 with respect to the Offered Certificates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as reductions of the Certificate Balances of the respective Classes of Offered Certificates and consequently does not purport to reflect the return on any investment in such Classes of Certificates when such reinvestment rates are considered. For purposes of these tables, "modified duration" has been calculated using Macaulay Duration. The Macaulay Duration is calculated as the present value weighted average time to receive future payments of principal and interest. Modified duration is calculated by dividing the Macaulay Duration by the appropriate semi-annual compounding factor. The duration of a security may be calculated according to various methodologies; accordingly, no representation is made by the Depositor, the Underwriters or any other person that the "modified duration" approach used herein is appropriate. Duration, like yield, will be affected by the prepayment rate of the Mortgage Loans and extensions in respect of Balloon Payments that actually occur during the life of the Offered Certificates and by the actual performance of the Mortgage Loans, all of which may differ, and may differ significantly, from the assumptions used in preparing the tables below. The modified duration shown in the following tables, in each case, relates to the yield shown immediately above such modified duration number.

================================================================================

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                        PRICE / YIELD TABLE - CLASS A-1
               (ALL YIELDS EXPRESSED ON A BOND EQUIVALENT BASIS)


Security ID                NATIONSLINK 1998-2
Settlement Date                      11/30/98                             Initial Prin. Bal    429,503,407.00
Interest Accrued From                 11/1/98                             Initial Coupon               5.9180%
Next Pmt Date                        12/20/98                             Accrued Int            2,047,562.05

                                            (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                          --------------------------------------------------------------------------------------------------
    Price                    0.0%          5.0%          10.0%         25.0%          50.0%           75.0%          100.0%
    -----                    ----          ----          -----         -----          -----           -----          ------
     98-24                   6.204%        6.205%         6.207%        6.210%         6.214%          6.218%         6.226%
     98-28                   6.176%        6.177%         6.178%        6.181%         6.185%          6.189%         6.196%
     99-00                   6.147%        6.148%         6.149%        6.152%         6.156%          6.160%         6.166%
     99-04                   6.119%        6.120%         6.121%        6.123%         6.127%          6.131%         6.137%
     99-08                   6.090%        6.091%         6.092%        6.095%         6.099%          6.102%         6.107%
               Mod Dur        4.42          4.41           4.40          4.38           4.34            4.31           4.23
     99-12                   6.062%        6.063%         6.064%        6.066%         6.070%          6.073%         6.077%
     99-16                   6.034%        6.035%         6.035%        6.038%         6.041%          6.044%         6.048%
     99-20                   6.006%        6.006%         6.007%        6.009%         6.012%          6.015%         6.018%
     99-24                   5.977%        5.978%         5.979%        5.981%         5.984%          5.986%         5.989%
     99-28                   5.949%        5.950%         5.950%        5.952%         5.955%          5.957%         5.959%
               Mod Dur        4.43          4.42           4.41          4.39           4.36            4.32           4.24
    100-00                   5.921%        5.922%         5.922%        5.924%         5.926%          5.928%         5.930%
    100-04                   5.893%        5.894%         5.894%        5.896%         5.898%          5.899%         5.901%
    100-08                   5.865%        5.866%         5.866%        5.867%         5.869%          5.871%         5.871%
    100-12                   5.837%        5.838%         5.838%        5.839%         5.841%          5.842%         5.842%
    100-16                   5.809%        5.810%         5.810%        5.811%         5.813%          5.814%         5.813%
               Mod Dur        4.44          4.43           4.42          4.40           4.37            4.33           4.25
    100-20                   5.781%        5.782%         5.782%        5.783%         5.784%          5.785%         5.784%
    100-24                   5.754%        5.754%         5.754%        5.755%         5.756%          5.757%         5.755%
    100-28                   5.726%        5.726%         5.726%        5.727%         5.728%          5.728%         5.726%
    101-00                   5.698%        5.698%         5.698%        5.699%         5.700%          5.700%         5.697%
    101-04                   5.670%        5.671%         5.671%        5.671%         5.671%          5.671%         5.668%
               Mod Dur        4.45          4.44           4.44          4.41           4.38            4.35           4.26
    101-08                   5.643%        5.643%         5.643%        5.643%         5.643%          5.643%         5.639%
    101-12                   5.615%        5.615%         5.615%        5.615%         5.615%          5.615%         5.610%
    101-16                   5.588%        5.588%         5.588%        5.588%         5.587%          5.587%         5.581%
    101-20                   5.560%        5.560%         5.560%        5.560%         5.559%          5.559%         5.553%
    101-24                   5.533%        5.533%         5.533%        5.532%         5.532%          5.530%         5.524%
               Mod Dur        4.47          4.46           4.45          4.42           4.39            4.36           4.27
    101-28                   5.506%        5.505%         5.505%        5.505%         5.504%          5.502%         5.495%
    102-00                   5.478%        5.478%         5.478%        5.477%         5.476%          5.474%         5.467%
    102-04                   5.451%        5.451%         5.450%        5.450%         5.448%          5.446%         5.438%
    102-08                   5.424%        5.423%         5.423%        5.422%         5.421%          5.419%         5.410%
    102-12                   5.397%        5.396%         5.396%        5.395%         5.393%          5.391%         5.381%
               Mod Dur        4.48          4.47           4.46          4.44           4.40            4.37           4.28

WA Life (Yrs)                 5.49          5.47           5.46          5.42           5.37            5.32           5.19
First  Prin  Date         12/20/98      12/20/98       12/20/98      12/20/98       12/20/98        12/20/98       12/20/98
Final  Prin  Date         11/20/07      11/20/07       10/20/07       9/20/07        9/20/07         9/20/07        6/20/07
% of Prin Returned          100.00%       100.00%        100.00%       100.00%        100.00%         100.00%        100.00%


                                                                                       ---------------------------------------
                                                        ASSUMPTIONS                           TSY CURVE AS OF 10/21/98
------------------------------------------------------------------------------------------------------------------------------
1% CLEANUP CALL IS NOT EXERCISED                                                           TERM (YRS)         YIELD (BEY)
--------------------------------                                                       ---------------------------------------
INITIAL BALANCE IS CALCULATED USING THE UNPAID PRINCIPAL BALANCE AS OF
----------------------------------------------------------------------
NOVEMBER 1, 1998                                                                               1/4                 3.970%
----------------
PREPAY RATES ARE A CONSTANT % OF CPR AFTER EXPIRATION OF LOCKOUT AND YLD MAINT
 PERIODS (IF ANY)                                                                              1/2                 4.100%
100% OF ALL PREPAYMENT PREMIUMS ARE ASSUMED TO BE COLLECTED                                      1                 4.010%
PREPAYMENT PREMIUMS ARE ALLOCATED TO CLASSES A THROUGH E UP TO AN AMOUNT EQUAL
 TO THE PV YIELD LOSS AMOUNT FOR EACH CLASS                                                      2                 4.050%
NO EXTENSIONS ON ANY MORTGAGE LOAN                                                               5                 4.170%
NO DEFAULTS ON ANY MORTGAGE LOAN                                                                10                 4.570%
                                                                                                30                 5.060%
------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES


This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                        PRICE / YIELD TABLE - CLASS A-2
               (ALL YIELDS EXPRESSED ON A BOND EQUIVALENT BASIS)


Security ID                NATIONSLINK 1998-2
Settlement Date                      11/30/98                             Initial Prin. Bal    676,635,062.00
Interest Accrued From                 11/1/98                             Initial Coupon               6.4530%
Next Pmt Date                        12/20/98                             Accrued Int            3,517,318.21

                                                      (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                          ---------------------------------------------------------------------------------------------------------
    Price                     0.0%           5.0%          10.0%          25.0%         50.0%           75.0%          100.0%
    -----                     ----           ----          -----          -----         -----           -----          ------
    99-24                           6.527%        6.527%         6.527%        6.527%         6.527%          6.527%          6.527%
    99-28                           6.509%        6.509%         6.509%        6.509%         6.509%          6.509%          6.508%
    100-00                          6.491%        6.491%         6.491%        6.491%         6.491%          6.490%          6.489%
    100-04                          6.473%        6.473%         6.473%        6.473%         6.472%          6.472%          6.471%
    100-08                          6.455%        6.455%         6.455%        6.454%         6.454%          6.454%          6.452%
               Mod Dur               6.86          6.86           6.86          6.85           6.83            6.80            6.68
    100-12                          6.437%        6.436%         6.436%        6.436%         6.436%          6.436%          6.434%
    100-16                          6.418%        6.418%         6.418%        6.418%         6.418%          6.417%          6.415%
    100-20                          6.400%        6.400%         6.400%        6.400%         6.400%          6.399%          6.397%
    100-24                          6.383%        6.382%         6.382%        6.382%         6.382%          6.381%          6.378%
    100-28                          6.365%        6.364%         6.364%        6.364%         6.364%          6.363%          6.360%
               Mod Dur               6.87          6.87           6.87          6.86           6.84            6.82            6.69
    101-00                          6.347%        6.347%         6.346%        6.346%         6.346%          6.345%          6.341%
    101-04                          6.329%        6.329%         6.329%        6.328%         6.328%          6.327%          6.323%
    101-08                          6.311%        6.311%         6.311%        6.310%         6.310%          6.309%          6.304%
    101-12                          6.293%        6.293%         6.293%        6.292%         6.292%          6.291%          6.286%
    101-16                          6.275%        6.275%         6.275%        6.275%         6.274%          6.273%          6.268%
               Mod Dur               6.88          6.88           6.88          6.87           6.85            6.83            6.70
    101-20                          6.257%        6.257%         6.257%        6.257%         6.256%          6.255%          6.250%
    101-24                          6.240%        6.240%         6.239%        6.239%         6.238%          6.237%          6.231%
    101-28                          6.222%        6.222%         6.222%        6.221%         6.220%          6.219%          6.213%
    102-00                          6.204%        6.204%         6.204%        6.204%         6.203%          6.201%          6.195%
    102-04                          6.187%        6.186%         6.186%        6.186%         6.185%          6.184%          6.177%
               Mod Dur               6.89          6.89           6.89          6.88           6.86            6.84            6.71
    102-08                          6.169%        6.169%         6.169%        6.168%         6.167%          6.166%          6.159%
    102-12                          6.151%        6.151%         6.151%        6.150%         6.149%          6.148%          6.140%
    102-16                          6.134%        6.134%         6.133%        6.133%         6.132%          6.130%          6.122%
    102-20                          6.116%        6.116%         6.116%        6.115%         6.114%          6.113%          6.104%
    102-24                          6.099%        6.098%         6.098%        6.098%         6.096%          6.095%          6.086%
               Mod Dur               6.91          6.90           6.90          6.89           6.87            6.85            6.72
    102-28                          6.081%        6.081%         6.081%        6.080%         6.079%          6.077%          6.068%
    103-00                          6.064%        6.063%         6.063%        6.063%         6.061%          6.060%          6.050%
    103-04                          6.046%        6.046%         6.046%        6.045%         6.044%          6.042%          6.032%
    103-08                          6.029%        6.028%         6.028%        6.028%         6.026%          6.024%          6.014%
    103-12                          6.011%        6.011%         6.011%        6.010%         6.009%          6.007%          5.997%
               Mod Dur               6.92          6.91           6.91          6.90           6.88            6.86            6.73

WA Life (Yrs)                        9.43          9.42           9.42          9.40           9.37            9.32            9.08
First  Prin  Date                11/20/07      11/20/07       10/20/07       9/20/07        9/20/07         9/20/07         6/20/07
Final  Prin  Date                 7/20/08       7/20/08        7/20/08       7/20/08        7/20/08         6/20/08         4/20/08
% of Prin Returned                 100.00%       100.00%        100.00%       100.00%        100.00%         100.00%         100.00%


                                                                                       ---------------------------------------
                                                        ASSUMPTIONS                           TSY CURVE AS OF 10/21/98
------------------------------------------------------------------------------------------------------------------------------
1% CLEANUP CALL IS NOT EXERCISED                                                           TERM (YRS)         YIELD (BEY)
--------------------------------                                                       ---------------------------------------
INITIAL BALANCE IS CALCULATED USING THE UNPAID PRINCIPAL BALANCE AS OF
----------------------------------------------------------------------
NOVEMBER 1, 1998                                                                               1/4                 3.970%
----------------
PREPAY RATES ARE A CONSTANT % OF CPR AFTER EXPIRATION OF LOCKOUT AND YLD MAINT
 PERIODS (IF ANY)                                                                              1/2                 4.100%
100% OF ALL PREPAYMENT PREMIUMS ARE ASSUMED TO BE COLLECTED                                      1                 4.010%
PREPAYMENT PREMIUMS ARE ALLOCATED TO CLASSES A THROUGH E UP TO AN AMOUNT EQUAL
 TO THE PV YIELD LOSS AMOUNT FOR EACH CLASS                                                      2                 4.050%
NO EXTENSIONS ON ANY MORTGAGE LOAN                                                               5                 4.170%
NO DEFAULTS ON ANY MORTGAGE LOAN                                                                10                 4.570%
                                                                                                30                 5.060%
------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                        PRICE / YIELD TABLE - CLASS B
               (ALL YIELDS EXPRESSED ON A BOND EQUIVALENT BASIS)


Security ID                NATIONSLINK 1998-2
Settlement Date                      11/30/98                             Initial Prin. Bal     79,304,366.00
Interest Accrued From                 11/1/98                             Initial Coupon               6.6950%
Next Pmt Date                        12/20/98                             Accrued Int              427,703.87

                                                      (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                          ---------------------------------------------------------------------------------------------------------
    Price                     0.0%           5.0%          10.0%          25.0%         50.0%           75.0%          100.0%
    -----                     ----           ----          -----          -----         -----           -----          ------
     99-24                          6.771%        6.771%         6.771%        6.771%         6.771%          6.771%         6.770%
     99-28                          6.753%        6.753%         6.753%        6.753%         6.753%          6.752%         6.752%
    100-00                          6.735%        6.735%         6.735%        6.735%         6.735%          6.734%         6.733%
    100-04                          6.717%        6.717%         6.717%        6.717%         6.717%          6.716%         6.715%
    100-08                          6.699%        6.699%         6.699%        6.699%         6.699%          6.698%         6.697%
               Mod Dur               6.89          6.89           6.89          6.89           6.89            6.88           6.79
    100-12                          6.681%        6.681%         6.681%        6.681%         6.681%          6.680%         6.679%
    100-16                          6.663%        6.663%         6.663%        6.663%         6.663%          6.662%         6.660%
    100-20                          6.645%        6.645%         6.645%        6.645%         6.645%          6.644%         6.642%
    100-24                          6.627%        6.627%         6.627%        6.627%         6.627%          6.626%         6.624%
    100-28                          6.609%        6.609%         6.609%        6.609%         6.609%          6.608%         6.606%
               Mod Dur               6.91          6.91           6.91          6.91           6.91            6.89           6.80
    101-00                          6.591%        6.591%         6.591%        6.591%         6.591%          6.591%         6.588%
    101-04                          6.574%        6.574%         6.574%        6.573%         6.573%          6.573%         6.570%
    101-08                          6.556%        6.556%         6.556%        6.556%         6.555%          6.555%         6.552%
    101-12                          6.538%        6.538%         6.538%        6.538%         6.538%          6.537%         6.533%
    101-16                          6.520%        6.520%         6.520%        6.520%         6.520%          6.519%         6.515%
               Mod Dur               6.92          6.92           6.92          6.92           6.92            6.90           6.81
    101-20                          6.503%        6.503%         6.503%        6.502%         6.502%          6.502%         6.497%
    101-24                          6.485%        6.485%         6.485%        6.485%         6.485%          6.484%         6.480%
    101-28                          6.467%        6.467%         6.467%        6.467%         6.467%          6.466%         6.462%
    102-00                          6.450%        6.450%         6.450%        6.450%         6.449%          6.449%         6.444%
    102-04                          6.432%        6.432%         6.432%        6.432%         6.432%          6.431%         6.426%
               Mod Dur               6.93          6.93           6.93          6.93           6.93            6.92           6.82
    102-08                          6.415%        6.415%         6.415%        6.414%         6.414%          6.413%         6.408%
    102-12                          6.397%        6.397%         6.397%        6.397%         6.397%          6.396%         6.390%
    102-16                          6.380%        6.380%         6.379%        6.379%         6.379%          6.378%         6.372%
    102-20                          6.362%        6.362%         6.362%        6.362%         6.362%          6.361%         6.355%
    102-24                          6.345%        6.345%         6.345%        6.344%         6.344%          6.343%         6.337%
               Mod Dur               6.94          6.94           6.94          6.94           6.94            6.93           6.83
    102-28                          6.327%        6.327%         6.327%        6.327%         6.327%          6.326%         6.319%
    103-00                          6.310%        6.310%         6.310%        6.310%         6.309%          6.308%         6.302%
    103-04                          6.292%        6.292%         6.292%        6.292%         6.292%          6.291%         6.284%
    103-08                          6.275%        6.275%         6.275%        6.275%         6.275%          6.274%         6.266%
    103-12                          6.258%        6.258%         6.258%        6.258%         6.257%          6.256%         6.249%
               Mod Dur               6.95          6.95           6.95          6.95           6.95            6.94           6.84

WA Life (Yrs)                        9.64          9.64           9.64          9.64           9.64            9.61           9.43
First  Prin  Date                 7/20/08       7/20/08        7/20/08       7/20/08        7/20/08         6/20/08        4/20/08
Final  Prin  Date                 7/20/08       7/20/08        7/20/08       7/20/08        7/20/08         7/20/08        5/20/08
% of Prin Returned                 100.00%       100.00%        100.00%       100.00%        100.00%         100.00%        100.00%


                                                                                       ---------------------------------------
                                                        ASSUMPTIONS                           TSY CURVE AS OF 10/21/98
------------------------------------------------------------------------------------------------------------------------------
1% CLEANUP CALL IS NOT EXERCISED                                                           TERM (YRS)         YIELD (BEY)
--------------------------------                                                       ---------------------------------------
INITIAL BALANCE IS CALCULATED USING THE UNPAID PRINCIPAL BALANCE AS OF
----------------------------------------------------------------------
NOVEMBER 1, 1998                                                                                1/4                 3.970%
----------------
PREPAY RATES ARE A CONSTANT % OF CPR AFTER EXPIRATION OF LOCKOUT AND YLD MAINT
 PERIODS (IF ANY)                                                                               1/2                 4.100%
100% OF ALL PREPAYMENT PREMIUMS ARE ASSUMED TO BE COLLECTED                                       1                 4.010%
PREPAYMENT PREMIUMS ARE ALLOCATED TO CLASSES A THROUGH E UP TO AN AMOUNT EQUAL
 TO THE PV YIELD LOSS AMOUNT FOR EACH CLASS                                                       2                 4.050%
NO EXTENSIONS ON ANY MORTGAGE LOAN                                                                5                 4.170%
NO DEFAULTS ON ANY MORTGAGE LOAN                                                                 10                 4.570%
                                                                                                 30                 5.060%
------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                         PRICE / YIELD TABLE - CLASS C
               (ALL YIELDS EXPRESSED ON A BOND EQUIVALENT BASIS)


Security ID                NATIONSLINK 1998-2
Settlement Date                      11/30/98                             Initial Prin. Bal     95,165,239.00
Interest Accrued From                 11/1/98                             Initial Coupon               6.8840%
Next Pmt Date                        12/20/98                             Accrued Int              527,733.55

                                             (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                           -------------------------------------------------------------------------------------------------
    Price                     0.0%          5.0%          10.0%         25.0%          50.0%           75.0%         100.0%
    -----                     ----          ----          -----         -----          -----           -----         ------
     99-08                   7.024%        7.024%         7.024%        7.024%         7.024%          7.024%         7.025%
     99-12                   7.006%        7.006%         7.006%        7.006%         7.006%          7.006%         7.006%
     99-16                   6.988%        6.988%         6.988%        6.988%         6.988%          6.987%         6.988%
     99-20                   6.970%        6.970%         6.970%        6.969%         6.969%          6.969%         6.969%
     99-24                   6.951%        6.951%         6.951%        6.951%         6.951%          6.951%         6.950%
               Mod Dur        6.84          6.84           6.84          6.83           6.83            6.83           6.74
     99-28                   6.933%        6.933%         6.933%        6.933%         6.933%          6.933%         6.932%
    100-00                   6.915%        6.915%         6.915%        6.915%         6.915%          6.914%         6.914%
    100-04                   6.897%        6.897%         6.897%        6.897%         6.896%          6.896%         6.895%
    100-08                   6.879%        6.879%         6.879%        6.878%         6.878%          6.878%         6.877%
    100-12                   6.861%        6.861%         6.861%        6.860%         6.860%          6.860%         6.858%
               Mod Dur        6.85          6.85           6.85          6.85           6.84            6.84           6.75
    100-16                   6.843%        6.843%         6.842%        6.842%         6.842%          6.842%         6.840%
    100-20                   6.825%        6.824%         6.824%        6.824%         6.824%          6.824%         6.822%
    100-24                   6.807%        6.806%         6.806%        6.806%         6.806%          6.806%         6.804%
    100-28                   6.789%        6.788%         6.788%        6.788%         6.788%          6.788%         6.785%
    101-00                   6.771%        6.771%         6.770%        6.770%         6.770%          6.770%         6.767%
               Mod Dur        6.86          6.86           6.86          6.86           6.85            6.85           6.77
    101-04                   6.753%        6.753%         6.753%        6.752%         6.752%          6.752%         6.749%
    101-08                   6.735%        6.735%         6.735%        6.734%         6.734%          6.734%         6.731%
    101-12                   6.717%        6.717%         6.717%        6.717%         6.716%          6.716%         6.713%
    101-16                   6.699%        6.699%         6.699%        6.699%         6.698%          6.698%         6.695%
    101-20                   6.681%        6.681%         6.681%        6.681%         6.680%          6.680%         6.677%
               Mod Dur        6.88          6.88           6.87          6.87           6.86            6.86           6.78
    101-24                   6.664%        6.663%         6.663%        6.663%         6.663%          6.662%         6.659%
    101-28                   6.646%        6.646%         6.646%        6.645%         6.645%          6.645%         6.641%
    102-00                   6.628%        6.628%         6.628%        6.628%         6.627%          6.627%         6.623%
    102-04                   6.610%        6.610%         6.610%        6.610%         6.609%          6.609%         6.605%
    102-08                   6.593%        6.593%         6.592%        6.592%         6.592%          6.591%         6.587%
               Mod Dur        6.89          6.89           6.89          6.88           6.88            6.87           6.79
    102-12                   6.575%        6.575%         6.575%        6.575%         6.574%          6.574%         6.569%
    102-16                   6.557%        6.557%         6.557%        6.557%         6.556%          6.556%         6.551%
    102-20                   6.540%        6.540%         6.540%        6.539%         6.539%          6.539%         6.533%
    102-24                   6.522%        6.522%         6.522%        6.522%         6.521%          6.521%         6.515%
    102-28                   6.505%        6.505%         6.505%        6.504%         6.504%          6.503%         6.497%
               Mod Dur        6.90          6.90           6.90          6.89           6.89            6.89           6.80

WA Life (Yrs)                 9.66          9.66           9.66          9.66           9.64            9.64           9.47
First  Prin  Date          7/20/08       7/20/08        7/20/08       7/20/08        7/20/08         7/20/08        5/20/08
Final  Prin  Date          8/20/08       8/20/08        8/20/08       8/20/08        8/20/08         7/20/08        5/20/08
% of Prin Returned          100.00%       100.00%        100.00%       100.00%        100.00%         100.00%        100.00%


                                                                                       ---------------------------------------
                                                        ASSUMPTIONS                           TSY CURVE AS OF 10/21/98
------------------------------------------------------------------------------------------------------------------------------
1% CLEANUP CALL IS NOT EXERCISED                                                           TERM (YRS)         YIELD (BEY)
--------------------------------                                                       ---------------------------------------
INITIAL BALANCE IS CALCULATED USING THE UNPAID PRINCIPAL BALANCE AS OF
----------------------------------------------------------------------
NOVEMBER 1, 1998                                                                               1/4                 3.970%
----------------
PREPAY RATES ARE A CONSTANT % OF CPR AFTER EXPIRATION OF LOCKOUT AND YLD MAINT
 PERIODS (IF ANY)                                                                              1/2                 4.100%
100% OF ALL PREPAYMENT PREMIUMS ARE ASSUMED TO BE COLLECTED                                      1                 4.010%
PREPAYMENT PREMIUMS ARE ALLOCATED TO CLASSES A THROUGH E UP TO AN AMOUNT EQUAL
 TO THE PV YIELD LOSS AMOUNT FOR EACH CLASS                                                      2                 4.050%
NO EXTENSIONS ON ANY MORTGAGE LOAN                                                               5                 4.170%
NO DEFAULTS ON ANY MORTGAGE LOAN                                                                10                 4.570%
                                                                                                30                 5.060%
------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                         PRICE / YIELD TABLE - CLASS D
               (ALL YIELDS EXPRESSED ON A BOND EQUIVALENT BASIS)

Security ID            NATIONSLINK 1998-2
Settlement Date                  11/30/98                  Initial Prin. Bal        83,269,584.00
Interest Accrued From             11/1/98                  Initial Coupon                  7.1050%
Next Pmt Date                    12/20/98                  Accrued Int                 476,591.15

                                                  (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                       ------------------------------------------------------------------------------------------------------------
   Price                    0.0%            5.0%           10.0%           25.0%           50.0%             75.0%          100.0%
   -----                   ----            ----           -----           -----           -----             -----          ------
    96-18                 7.633%          7.633%          7.633%          7.633%          7.632%            7.632%          7.636%
    96-22                 7.614%          7.614%          7.614%          7.614%          7.613%            7.613%          7.616%
    96-26                 7.595%          7.595%          7.595%          7.595%          7.594%            7.594%          7.597%
    96-30                 7.576%          7.576%          7.576%          7.576%          7.575%            7.575%          7.578%
    97-02                 7.557%          7.557%          7.557%          7.557%          7.556%            7.556%          7.559%
             Mod Dur       6.75            6.75            6.75            6.75            6.75              6.74            6.67
    97-06                 7.538%          7.538%          7.538%          7.538%          7.537%            7.537%          7.540%
    97-10                 7.519%          7.519%          7.519%          7.519%          7.518%            7.518%          7.520%
    97-14                 7.500%          7.500%          7.500%          7.500%          7.499%            7.499%          7.501%
    97-18                 7.482%          7.481%          7.481%          7.481%          7.480%            7.480%          7.482%
    97-22                 7.463%          7.463%          7.462%          7.462%          7.461%            7.461%          7.463%
             Mod Dur       6.76            6.76            6.76            6.76            6.76              6.75            6.68
    97-26                 7.444%          7.444%          7.444%          7.443%          7.442%            7.442%          7.444%
    97-30                 7.425%          7.425%          7.425%          7.424%          7.424%            7.423%          7.425%
    98-02                 7.406%          7.406%          7.406%          7.406%          7.405%            7.405%          7.406%
    98-06                 7.388%          7.388%          7.387%          7.387%          7.386%            7.386%          7.387%
    98-10                 7.370%          7.370%          7.370%          7.369%          7.369%            7.368%          7.369%
             Mod Dur       6.77            6.77            6.77            6.77            6.77              6.77            6.69
    98-14                 7.350%          7.350%          7.350%          7.350%          7.349%            7.349%          7.349%
    98-18                 7.332%          7.332%          7.332%          7.331%          7.330%            7.330%          7.331%
    98-22                 7.313%          7.313%          7.313%          7.313%          7.312%            7.311%          7.312%
    98-26                 7.295%          7.294%          7.294%          7.294%          7.293%            7.293%          7.293%
    98-30                 7.276%          7.276%          7.276%          7.275%          7.275%            7.274%          7.274%
             Mod Dur       6.79            6.79            6.79            6.79            6.79              6.78            6.70
    99-02                 7.258%          7.257%          7.257%          7.257%          7.256%            7.256%          7.256%
    99-06                 7.239%          7.239%          7.239%          7.238%          7.238%            7.237%          7.237%
    99-10                 7.221%          7.221%          7.220%          7.220%          7.219%            7.219%          7.218%
    99-14                 7.202%          7.202%          7.202%          7.202%          7.201%            7.200%          7.200%
    99-18                 7.184%          7.184%          7.184%          7.183%          7.182%            7.182%          7.181%
             Mod Dur       6.80            6.80            6.80            6.80            6.80              6.79            6.72
    99-22                 7.166%          7.165%          7.165%          7.165%          7.164%            7.164%          7.162%
    99-26                 7.147%          7.147%          7.147%          7.147%          7.146%            7.145%          7.144%
    99-30                 7.129%          7.129%          7.129%          7.128%          7.128%            7.127%          7.125%
   100-02                 7.111%          7.111%          7.110%          7.110%          7.109%            7.109%          7.107%
   100-06                 7.092%          7.092%          7.092%          7.092%          7.091%            7.090%          7.088%
             Mod Dur       6.81            6.81            6.81            6.81            6.81              6.80            6.73

WA Life (Yrs)              9.72            9.72            9.72            9.72            9.72              9.71            9.55
First  Prin  Date       8/20/08         8/20/08         8/20/08         8/20/08         8/20/08           7/20/08         5/20/08
Final  Prin  Date       8/20/08         8/20/08         8/20/08         8/20/08         8/20/08           8/20/08         6/20/08
% of Prin Returned       100.00%         100.00%         100.00%         100.00%         100.00%           100.00%         100.00%

                                                                                                 ----------------------------------
                                               ASSUMPTIONS                                              TSY CURVE AS OF 10/21/98
-----------------------------------------------------------------------------------------------------------------------------------
1% CLEANUP CALL IS NOT EXERCISED                                                                      TERM (YRS)      YIELD (BEY)
--------------------------------                                                                 ----------------------------------
INITIAL BALANCE IS CALCULATED USING THE UNPAID PRINCIPAL BALANCE AS OF NOVEMBER 1,1998                 1/4            3.970%
--------------------------------------------------------------------------------------
PREPAY RATES ARE A CONSTANT % OF CPR AFTER EXPIRATION OF LOCKOUT AND YLD MAINT PERIODS (IF ANY)        1/2            4.100%
100% OF ALL PREPAYMENT PREMIUMS ARE ASSUMED TO BE COLLECTED                                             1             4.010%
PREPAYMENT PREMIUMS ARE ALLOCATED TO CLASSES A THROUGH E UP TO AN AMOUNT EQUAL TO THE
 PV YIELD LOSS AMOUNT FOR EACH CLASS                                                                    2             4.050%
NO EXTENSIONS ON ANY MORTGAGE LOAN                                                                      5             4.170%
NO DEFAULTS ON ANY MORTGAGE LOAN                                                                       10             4.570%
                                                                                                       30             5.060


-----------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                         PRICE / YIELD TABLE - CLASS E
               (ALL YIELDS EXPRESSED ON A BOND EQUIVALENT BASIS)



Security ID                       NATIONSLINK 1998-2
Settlement Date                             11/30/98              Initial Prin. Bal           35,686,964.00
Interest Accrued From                        11/1/98              Initial Coupon                     7.1050%
Next Pmt Date                               12/20/98              Accrued Int                    204,253.35


                                                 (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                              --------------------------------------------------------------------------------------
      Price                                0.0%                  5.0%                 10.0%                 25.0%
      -----                                ----                  ----                 -----                 -----
      93-30                                   8.040%                8.040%               8.040%                8.039%
      94-02                                   8.020%                8.020%               8.020%                8.020%
      94-06                                   8.000%                8.000%               8.000%                8.000%
      94-10                                   7.981%                7.981%               7.981%                7.980%
      94-14                                   7.961%                7.961%               7.961%                7.961%
                 Mod Dur                       6.71                  6.71                 6.71                  6.70
      94-18                                   7.942%                7.941%               7.941%                7.941%
      94-22                                   7.922%                7.922%               7.922%                7.922%
      94-26                                   7.902%                7.902%               7.902%                7.902%
      94-30                                   7.883%                7.883%               7.883%                7.882%
      95-02                                   7.863%                7.863%               7.863%                7.863%
                 Mod Dur                       6.72                  6.72                 6.72                  6.72
      95-06                                   7.844%                7.844%               7.844%                7.844%
      95-10                                   7.825%                7.825%               7.824%                7.824%
      95-14                                   7.805%                7.805%               7.805%                7.805%
      95-18                                   7.786%                7.786%               7.786%                7.785%
      95-21+                                  7.770%                7.770%               7.770%                7.770%
                 Mod Dur                       6.73                  6.73                 6.73                  6.73
      95-26                                   7.747%                7.747%               7.747%                7.747%
      95-30                                   7.728%                7.728%               7.728%                7.728%
      96-02                                   7.709%                7.709%               7.709%                7.708%
      96-06                                   7.690%                7.690%               7.690%                7.689%
      96-10                                   7.671%                7.671%               7.670%                7.670%
                 Mod Dur                       6.75                  6.75                 6.75                  6.74
      96-14                                   7.652%                7.651%               7.651%                7.651%
      96-18                                   7.632%                7.632%               7.632%                7.632%
      96-22                                   7.613%                7.613%               7.613%                7.613%
      96-26                                   7.594%                7.594%               7.594%                7.594%
      96-30                                   7.575%                7.575%               7.575%                7.575%
                 Mod Dur                       6.76                  6.76                 6.76                  6.76
      97-02                                   7.556%                7.556%               7.556%                7.556%
      97-06                                   7.538%                7.537%               7.537%                7.537%
      97-10                                   7.519%                7.519%               7.518%                7.518%
      97-14                                   7.500%                7.500%               7.500%                7.499%
      97-18                                   7.481%                7.481%               7.481%                7.480%
                 Mod Dur                       6.77                  6.77                 6.77                  6.77

WA Life (Yrs)                                  9.75                  9.75                 9.75                  9.75
First  Prin  Date                           8/20/08               8/20/08              8/20/08               8/20/08
Final  Prin  Date                          11/20/08              11/20/08             11/20/08              11/20/08
% of Prin Returned                           100.00%               100.00%              100.00%               100.00%


                                      (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                              ---------------------------------------------------------------------
      Price                            50.0%                    75.0%                 100.0%
      -----                           -----                    -----                 ------
      93-30                               8.039%                 8.039%                8.044%
      94-02                               8.019%                 8.019%                8.024%
      94-06                               7.999%                 7.999%                8.004%
      94-10                               7.980%                 7.979%                7.984%
      94-14                               7.960%                 7.960%                7.965%
                 Mod Dur                   6.70                   6.70                  6.65
      94-18                               7.941%                 7.940%                7.945%
      94-22                               7.921%                 7.921%                7.925%
      94-26                               7.901%                 7.901%                7.905%
      94-30                               7.882%                 7.882%                7.886%
      95-02                               7.862%                 7.862%                7.866%
                 Mod Dur                   6.72                   6.71                  6.67
      95-06                               7.843%                 7.843%                7.847%
      95-10                               7.824%                 7.823%                7.827%
      95-14                               7.804%                 7.804%                7.807%
      95-18                               7.785%                 7.784%                7.788%
      95-21+                              7.769%                 7.769%                7.772%
                 Mod Dur                   6.73                   6.73                  6.68
      95-26                               7.746%                 7.746%                7.749%
      95-30                               7.727%                 7.727%                7.730%
      96-02                               7.708%                 7.707%                7.710%
      96-06                               7.689%                 7.688%                7.691%
      96-10                               7.669%                 7.669%                7.672%
                 Mod Dur                   6.74                   6.74                  6.69
      96-14                               7.650%                 7.650%                7.652%
      96-18                               7.631%                 7.631%                7.633%
      96-22                               7.612%                 7.612%                7.614%
      96-26                               7.593%                 7.593%                7.595%
      96-30                               7.574%                 7.574%                7.576%
                 Mod Dur                   6.76                   6.75                  6.71
      97-02                               7.555%                 7.555%                7.557%
      97-06                               7.536%                 7.536%                7.538%
      97-10                               7.517%                 7.517%                7.519%
      97-14                               7.499%                 7.498%                7.500%
      97-18                               7.480%                 7.479%                7.481%
                 Mod Dur                   6.77                   6.77                  6.72

WA Life (Yrs)                              9.74                   9.74                  9.64
First  Prin  Date                       8/20/08                8/20/08               6/20/08
Final  Prin  Date                      11/20/08               11/20/08              10/20/08
% of Prin Returned                       100.00%                100.00%               100.00%

                                                                                                       ---------------------------
                                          ASSUMPTIONS                                                   TSY CURVE AS OF 10/21/98
----------------------------------------------------------------------------------------------------------------------------------
1% CLEANUP CALL IS NOT EXERCISED                                                                           TERM (YRS)  YIELD (BEY)
--------------------------------                                                                       ---------------------------
INITIAL BALANCE IS CALCULATED USING THE UNPAID PRINCIPAL BALANCE AS OF NOVEMBER 1, 1998                        1/4        3.970%
---------------------------------------------------------------------------------------
PREPAY RATES ARE A CONSTANT % OF CPR AFTER EXPIRATION OF LOCKOUT AND YLD MAINT PERIODS (IF ANY)                1/2        4.100%
100% OF ALL PREPAYMENT PREMIUMS ARE ASSUMED TO BE COLLECTED                                                     1         4.010%
PREPAYMENT PREMIUMS ARE ALLOCATED TO CLASSES A THROUGH E UP TO AN AMOUNT EQUAL TO THE PV YIELD LOSS AMOUNT
FOR EACH CLASS                                                                                                  2         4.050%
NO EXTENSIONS ON ANY MORTGAGE LOAN                                                                              5         4.170%
NO DEFAULTS ON ANY MORTGAGE LOAN                                                                               10         4.570%
                                                                                                               30         5.060%
-----------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                         PRICE / YIELD TABLE - CLASS X
               (ALL YIELDS EXPRESSED ON A BOND EQUIVALENT BASIS)

Security ID                       NATIONSLINK 1998-2
Settlement Date                             11/30/98                    Initial Ntl. Bal               1,581,964,667.89
Interest Accrued From                        11/1/98                    Initial Coupon                           0.7625%
Next Pmt Date                               12/20/98                    Accrued Int                          971,715.37


                                                (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                              ----------------------------------------------------------------------------------------------------
      Price                              0.0%                  5.0%                 10.0%                 25.0%
      -----                              ----                  ----                 -----                 -----
      4-22                                   10.624%               10.602%              10.581%               10.521%
      4-22+                                  10.538%               10.516%              10.496%               10.435%
      4-23                                   10.452%               10.431%              10.410%               10.350%
      4-23+                                  10.367%               10.346%              10.325%               10.265%
      4-24                                   10.283%               10.262%              10.241%               10.180%
                 Mod Dur                       3.86                  3.85                 3.85                  3.85
      4-24+                                  10.199%               10.177%              10.157%               10.096%
      4-25                                   10.115%               10.094%              10.073%               10.012%
      4-25+                                  10.032%               10.011%               9.990%                9.929%
      4-26                                    9.950%                9.928%               9.907%                9.846%
      4-26+                                   9.867%                9.846%               9.825%                9.764%
                 Mod Dur                       3.90                  3.90                 3.90                  3.89
      4-27                                    9.786%                9.764%               9.743%                9.682%
      4-27+                                   9.704%                9.683%               9.662%                9.601%
      4-28                                    9.623%                9.602%               9.581%                9.520%
      4-28+                                   9.543%                9.521%               9.500%                9.439%
      4-29                                    9.479%                9.458%               9.436%                9.375%
                 Mod Dur                       3.94                  3.94                 3.94                  3.93
      4-29+                                   9.383%                9.362%               9.340%                9.279%
      4-30                                    9.304%                9.282%               9.261%                9.200%
      4-30+                                   9.225%                9.204%               9.182%                9.121%
      4-31                                    9.147%                9.125%               9.104%                9.043%
      4-31+                                   9.069%                9.047%               9.026%                8.965%
                 Mod Dur                       3.98                  3.98                 3.98                  3.98
      5-00                                    8.992%                8.970%               8.948%                8.887%
      5-00+                                   8.914%                8.893%               8.871%                8.810%
      5-01                                    8.838%                8.816%               8.794%                8.733%
      5-01+                                   8.761%                8.739%               8.718%                8.656%
      5-02                                    8.685%                8.663%               8.642%                8.580%
                 Mod Dur                       4.02                  4.02                 4.02                  4.02
      5-02+                                   8.610%                8.588%               8.566%                8.504%
      5-03                                    8.534%                8.513%               8.491%                8.429%
      5-03+                                   8.460%                8.438%               8.416%                8.354%
      5-04                                    8.385%                8.363%               8.342%                8.280%
      5-04+                                   8.311%                8.289%               8.268%                8.205%
                 Mod Dur                       4.06                  4.06                 4.06                  4.06

WA Life (Yrs)                                  8.86                  8.86                 8.85                  8.83
First  Int Pay  Date                       12/20/98              12/20/98             12/20/98              12/20/98
Final  Int Pay  Date                        8/20/13               8/20/13              8/20/13               8/20/13
% of Prin Returned                             #N/A                  #N/A                 #N/A                  #N/A

                               (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                              ---------------------------------------------------------------
      Price                           50.0%                   75.0%                 100.0%
      -----                           -----                   -----                 ------
      4-22                                10.425%                10.320%                9.917%
      4-22+                               10.339%                10.234%                9.830%
      4-23                                10.253%                10.148%                9.744%
      4-23+                               10.168%                10.063%                9.657%
      4-24                                10.083%                 9.978%                9.572%
                 Mod Dur                    3.84                   3.84                  3.80
      4-24+                                9.999%                 9.893%                9.487%
      4-25                                 9.915%                 9.809%                9.402%
      4-25+                                9.832%                 9.726%                9.318%
      4-26                                 9.749%                 9.643%                9.234%
      4-26+                                9.666%                 9.560%                9.151%
                 Mod Dur                    3.89                   3.88                  3.85
      4-27                                 9.584%                 9.478%                9.068%
      4-27+                                9.503%                 9.396%                8.986%
      4-28                                 9.422%                 9.315%                8.904%
      4-28+                                9.341%                 9.234%                8.822%
      4-29                                 9.277%                 9.170%                8.757%
                 Mod Dur                    3.93                   3.92                  3.89
      4-29+                                9.181%                 9.074%                8.660%
      4-30                                 9.101%                 8.994%                8.580%
      4-30+                                9.022%                 8.915%                8.500%
      4-31                                 8.944%                 8.836%                8.421%
      4-31+                                8.866%                 8.758%                8.342%
                 Mod Dur                    3.97                   3.96                  3.93
      5-00                                 8.788%                 8.680%                8.263%
      5-00+                                8.710%                 8.603%                8.185%
      5-01                                 8.634%                 8.525%                8.107%
      5-01+                                8.557%                 8.449%                8.030%
      5-02                                 8.481%                 8.372%                7.953%
                 Mod Dur                    4.01                   4.00                  3.97
      5-02+                                8.405%                 8.296%                7.876%
      5-03                                 8.329%                 8.221%                7.800%
      5-03+                                8.254%                 8.146%                7.724%
      5-04                                 8.180%                 8.071%                7.649%
      5-04+                                8.105%                 7.996%                7.574%
                 Mod Dur                    4.05                   4.05                  4.01

WA Life (Yrs)                               8.80                   8.76                  8.56
First  Int Pay  Date                    12/20/98               12/20/98              12/20/98
Final  Int Pay  Date                     8/20/13                8/20/13               4/20/13
% of Prin Returned                          #N/A                   #N/A                  #N/A

                                                                                                         --------------------------
                                                   ASSUMPTIONS                                            Tsy Curve As of 10/21/98
-----------------------------------------------------------------------------------------------------------------------------------
1% CLEANUP CALL IS EXERCISED                                                                               Term (Yrs)   Yield (BEY)
----------------------------                                                                             --------------------------
INITIAL NOTIONAL BALANCE IS CALCULATED USING THE UNPAID PRINCIPAL BALANCE AS OF NOVEMBER 1, 1998                1/4       3.970%
------------------------------------------------------------------------------------------------
PREPAY RATES ARE A CONSTANT % OF CPR AFTER EXPIRATION OF LOCKOUT AND YLD MAINT PERIODS (IF ANY)                 1/2       4.100%
100% OF ALL PREPAYMENT PREMIUMS ARE ASSUMED TO BE COLLECTED                                                       1       4.010%
PREPAYMENT PREMIUMS ARE ALLOCATED TO CLASSES A THROUGH E UP TO AN AMOUNT EQUAL TO THE PV YIELD LOSS AMOUNT        2       4.050%
 FOR EACH CLASS                                                                                                   5       4.170%
NO EXTENSIONS ON ANY MORTGAGE LOAN                                                                               10       4.570%
NO DEFAULTS ON ANY MORTGAGE LOAN                                                                                 30       5.060%
-----------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

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